UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2007

Item 1. Reports to Stockholders

Fidelity®

Low-Priced Stock

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	18.22%	17.21%	13.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Low-Priced Stock Fund on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Joel Tillinghast, Portfolio Manager of Fidelity® Low-Priced Stock Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

Low-Priced Stock Fund gained 18.22% for the year, finishing well ahead of the benchmark Russell 2000 Index. The fund outperformed due in part to its significant underweighting in financials, by far the index's weakest sector during the past year. Productive stock selection across a variety of sectors also contributed a great deal relative to the index, with especially strong results in energy, materials and industrials stocks. Among the fund's most notable contributors were Korean steel maker POSCO, Brazilian oil giant Petrobras, construction and engineering firm Shaw Group and Dutch cable manufacturer Draka Holding, all of which benefited from ongoing global economic growth. Favorable currency movements also helped. Conversely, holdings in the portfolio with direct exposure to the deteriorating housing market, such as D.R. Horton, the national homebuilder, and PMI Group, the underwriter of private mortgage insurance, were the biggest detractors from relative results. Elsewhere, some inopportune stock picking in health care equipment/services, including hospital chain Health Management Associates, dragged on the fund's return, as did a larger-than-usual average cash position. All stocks mentioned here were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide youraccount value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Actual	$ 1,000.00	$ 1,029.70	$ 4.88
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.98	$ 4.86

* Expenses are equal to the Fund's annualized expense ratio of .97%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA Petrobras sponsored ADR	3.3	2.5
Safeway, Inc.	1.7	2.0
Next PLC	1.4	1.4
POSCO sponsored ADR	1.4	0.9
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.3	1.1
D.R. Horton, Inc.	1.3	2.3
Oracle Corp.	1.2	1.1
Barratt Developments PLC	1.2	1.4
Unum Group	1.2	1.1
Constellation Brands, Inc. Class A (sub. vtg.)	1.0	1.0
	15.0
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net asset 6 months ago
Consumer Discretionary	21.3	25.0
Information Technology	12.7	12.1
Industrials	12.0	10.9
Energy	11.6	10.0
Financials	10.1	11.7
Asset Allocation (% of fund's net assets)
As of July 31, 2007*		As of January 31, 2007**
	Stocks 88.8%		Stocks 91.6%
	Short-Term Investments and Net Other Assets 11.2%		Short-Term Investments and Net Other Assets 8.4%
* Foreign investments	32.1%	** Foreign investments	29.6%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 88.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.3%
Auto Components - 1.8%
American Axle & Manufacturing Holdings, Inc. (e)	5,016,300	$ 121,394
ArvinMeritor, Inc. (e)	6,817,827	135,198
Drew Industries, Inc. (a)(e)	1,825,400	63,487
FCC Co. Ltd. (d)	650,000	11,415
Federal Screw Works (e)	156,250	1,953
Halla Climate Control Co.	315,000	3,835
INZI Controls Co. Ltd. (e)	919,357	9,172
Johnson Controls, Inc.	2,200,000	248,930
Motonic Corp.	88,310	8,207
Murakami Corp. (e)	656,000	4,761
Musashi Seimitsu Industry Co. Ltd. (d)	200,000	5,195
Piolax, Inc. (e)	800,000	14,792
Samsung Climate Control Co. Ltd.	330,050	3,959
Sewon Precision Industries Co. Ltd.	49,860	3,410
Stoneridge, Inc. (a)	1,151,138	14,619
Strattec Security Corp. (a)(e)	500,000	25,500
Tachi-S Co. Ltd. (d)	450,000	4,060
Yutaka Giken Co. Ltd.	438,000	13,259
		693,146
Automobiles - 0.0%
Glendale International Corp. (a)	370,300	1,180
Monaco Coach Corp.	1,300,000	18,135
Thor Industries, Inc.	10,000	410
		19,725
Distributors - 0.2%
Compania de Distribucion Integral Logista SA	500,000	38,998
Computerlinks AG	60,000	1,314
Educational Development Corp. (e)	372,892	2,487
Goodfellow, Inc. (e)	790,000	11,924
Strongco Income Fund (d)	499,400	3,816
Uni-Select, Inc.	878,500	25,448
		83,987
Diversified Consumer Services - 1.1%
Career Education Corp. (a)(e)	9,818,386	291,410
Corinthian Colleges, Inc. (a)	3,300,000	44,451
Johnan Academic Preparatory Institute, Inc.	100,000	235
Kyoshin Co. Ltd.	130,000	462
Matthews International Corp. Class A	902,466	34,528
Meiko Network Japan Co. Ltd.	250,000	1,346
Shingakukai Co. Ltd.	200,000	1,232
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Shuei Yobiko Co. Ltd.	75,000	$ 597
Steiner Leisure Ltd. (a)(e)	1,670,000	69,890
Take & Give Needs Co. Ltd. (d)	2,000	571
Up, Inc. (e)	697,400	4,406
Wao Corp.	100,000	317
		449,445
Hotels, Restaurants & Leisure - 2.8%
Applebee's International, Inc. (e)	7,500,000	184,500
ARK Restaurants Corp.	121,891	4,448
Brinker International, Inc. (e)	5,700,000	153,558
CEC Entertainment, Inc. (a)(e)	3,700,000	109,187
Domino's Pizza, Inc.	1,375,000	26,331
Enterprise Inns PLC	2,000,000	27,566
Flanigan's Enterprises, Inc. (a)	55,100	562
Jack in the Box, Inc. (a)(e)	3,284,500	210,175
Monarch Casino & Resort, Inc. (a)	838,598	23,724
Papa John's International, Inc. (a)(e)	2,650,000	72,690
Punch Taverns Ltd.	350,000	8,255
Ruby Tuesday, Inc. (d)(e)	6,372,030	141,778
Ruth's Chris Steak House, Inc. (a)	1,058,027	17,690
Sonic Corp. (a)(e)	5,150,000	106,399
Sportscene Group, Inc. Class A (e)	406,500	5,621
		1,092,484
Household Durables - 4.6%
Abbey PLC (e)	3,400,000	46,245
Barratt Developments PLC (e)	23,900,099	453,949
Beazer Homes USA, Inc. (e)	2,000,000	27,980
Bellway PLC (e)	8,100,000	205,186
Blyth, Inc. (e)	3,800,000	84,816
Chitaly Holdings Ltd.	1,634,000	594
Chromcraft Revington, Inc. (a)(e)	957,300	6,749
Craftmade International, Inc. (e)	435,876	7,406
D.R. Horton, Inc. (d)(e)	31,347,552	511,592
Decorator Industries, Inc. (e)	243,515	1,632
Dominion Homes, Inc. (a)(d)(e)	820,000	3,444
Helen of Troy Ltd. (a)(e)	3,000,200	66,634
Henry Boot PLC (e)	12,375,000	64,229
Hovnanian Enterprises, Inc. Class A (d)	6,172,200	81,720
HTL International Holdings Ltd. (e)	26,512,500	16,264
Lenox Group, Inc. (a)(e)	1,390,500	8,705
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Libbey, Inc. (e)	1,404,800	$ 28,026
M/I Homes, Inc. (d)(e)	1,730,000	42,472
Meritage Homes Corp. (a)(d)	1,050,000	20,475
Ngai Lik Industrial Holdings Ltd. (e)	52,404,000	4,991
P&F Industries, Inc. Class A (a)(e)	358,249	4,138
Standard Pacific Corp.	2,866,400	42,451
Stanley Furniture Co., Inc. (e)	1,300,000	21,723
Techtronic Industries Co. Ltd.	18,000,000	21,120
Tempur-Pedic International, Inc. (d)	120,000	3,738
Toso Co. Ltd.	300,000	891
		1,777,170
Internet & Catalog Retail - 0.1%
Belluna Co. Ltd. (d)	1,000,000	11,747
PetMed Express, Inc. (a)	1,118,389	16,306
		28,053
Leisure Equipment & Products - 0.5%
Asia Optical Co., Inc.	1,633,167	7,193
JAKKS Pacific, Inc. (a)	1,100,000	26,081
Johnson Health Tech Co. Ltd.	1,000,000	4,846
Jumbo SA	1,320,120	44,437
Marine Products Corp. (d)(e)	3,882,300	33,892
MarineMax, Inc. (a)	890,100	16,645
Pool Corp. (d)	1,514,132	50,890
Trigano SA	100,000	4,256
		188,240
Media - 0.7%
Astral Media, Inc. Class A (non-vtg.)	270,000	10,593
Carrere Group (a)	55,000	1,413
CBS Corp. Class B	1,000,000	31,720
Championship Auto Racing Teams, Inc. (a)(e)	1,471,600	0
Chime Communications PLC (e)	13,500,000	14,260
Cossette Communication Group, Inc. (sub. vtg.) (a)	390,500	4,561
Idearc, Inc.	1,000,005	34,710
Johnston Press PLC	13,100,000	102,387
Saga Communications, Inc. Class A (a)	1,809,800	13,302
TVA Group, Inc. Class B (non-vtg.)	2,059,300	31,603
Westwood One, Inc. (e)	5,053,774	26,583
		271,132
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 2.0%
Daiwa Co. Ltd.	289,000	$ 668
Dollar Tree Stores, Inc. (a)	4,000,000	153,040
Don Quijote Co. Ltd. (d)	675,000	13,393
Gifi (a)(d)	70,000	5,419
Harvey Norman Holdings Ltd.	12,000,000	54,094
Next PLC (e)	14,100,000	543,926
Thanks Japan Corp.	235,000	1,357
Tuesday Morning Corp.	1,049,600	12,238
		784,135
Specialty Retail - 4.4%
Aaron Rents, Inc.	60,000	1,387
ARB Corp. Ltd.	500,000	1,811
AutoZone, Inc. (a)(d)	955,400	121,154
Bed Bath & Beyond, Inc. (a)	10,341,213	358,220
BMTC Group, Inc. Class A (sub. vtg.)	3,150,000	68,510
Bricorama SA (d)	30,000	2,145
Camaieu SA (a)	10,000	4,078
Charlotte Russe Holding, Inc. (a)	10,000	178
Clinton Cards PLC	5,000,000	6,475
Conn's, Inc. (a)(d)	725,568	18,408
Finlay Enterprises, Inc. (a)(e)	988,722	4,934
Footstar, Inc. (e)	2,016,000	9,132
French Connection Group PLC	3,360,000	12,354
Friedmans, Inc. Class A (a)(e)	1,500,000	0
Genesco, Inc. (a)(e)	1,650,037	83,409
Glentel, Inc.	100,200	745
Group 1 Automotive, Inc.	397,100	14,899
Hot Topic, Inc. (a)(e)	2,500,009	22,500
Jos. A. Bank Clothiers, Inc. (a)(d)(e)	1,401,876	48,365
Komplett ASA (e)	1,000,000	25,906
Le Chateau, Inc. Class A (sub. vtg.) (e)	1,329,200	20,560
Lithia Motors, Inc. Class A (sub. vtg.) (d)	1,366,205	28,130
Lowe's Companies, Inc.	3,500,000	98,035
Monro Muffler Brake, Inc.	714,505	23,922
Monsoon PLC (a)	4,000,000	32,096
Mothers Work, Inc. (a)(e)	416,541	9,247
Mr. Bricolage SA	299,961	9,399
Nishimatsuya Chain Co. Ltd.	325,000	5,274
O'Reilly Automotive, Inc. (a)(d)	350,000	11,659
Osim International Ltd.	8,000,000	4,037
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Pacific Sunwear of California, Inc. (a)(e)	7,549,800	$ 136,047
Pomeroy IT Solutions, Inc. (a)(e)	1,290,645	13,410
Rent-A-Center, Inc. (a)(d)	1,224,966	23,777
Rex Stores Corp. (a)(e)	1,400,000	28,476
RONA, Inc. (a)	375,000	7,899
Ross Stores, Inc.	5,100,000	147,543
ScS Upholstery PLC (e)	2,438,000	10,945
Sincere Watch Ltd.	1,764,547	2,107
Sonic Automotive, Inc. Class A (sub. vtg.)	2,449,952	67,129
Staples, Inc.	5,625,000	129,488
The Cato Corp. Class A (sub. vtg.)	1,391,467	28,776
Topps Tiles PLC	3,037,500	13,328
USS Co. Ltd.	60,000	4,007
Williams-Sonoma, Inc.	2,300,000	70,817
		1,730,718
Textiles, Apparel & Luxury Goods - 3.1%
Bijou Brigitte Modische Accessoires AG	30,000	5,628
Billabong International Ltd.	1,000,000	13,822
Cherokee, Inc. (d)	271,584	9,579
Delta Apparel, Inc. (e)	859,700	16,618
Folli Follie SA	700,000	28,793
Fossil, Inc. (a)(e)	6,977,031	178,263
Gildan Activewear, Inc. (a)(e)	8,400,000	288,688
Hampshire Group Ltd. (a)(e)	939,557	18,321
Handsome Co. Ltd.	1,400,000	25,065
Iconix Brand Group, Inc. (a)	196,368	3,884
Il Jeong Industrial Co. Ltd.	10,000	272
JLM Couture, Inc. (a)(e)	197,100	463
K-Swiss, Inc. Class A (e)	2,654,263	59,110
Kenneth Cole Productions, Inc. Class A (sub. vtg.)	1,211,100	25,615
Liz Claiborne, Inc. (d)(e)	6,009,000	211,156
Marimekko Oyj	229,330	4,917
Movado Group, Inc.	700,000	19,768
Quiksilver, Inc. (a)(d)(e)	11,983,000	153,742
Rocky Brands, Inc. (a)(e)	538,458	6,262
Ted Baker PLC	425,000	5,111
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Timberland Co. Class A (a)	4,558,600	$ 108,358
Van de Velde (d)	150,000	7,830
		1,191,265
TOTAL CONSUMER DISCRETIONARY		8,309,500
CONSUMER STAPLES - 7.1%
Beverages - 1.5%
Baron de Ley SA (a)	140,000	10,546
C&C Group PLC	2,550,000	20,936
Constellation Brands, Inc. Class A (sub. vtg.) (a)(d)	17,400,300	381,589
Hansen Natural Corp. (a)(d)	2,663,569	108,008
National Beverage Corp.	30,000	300
PepsiAmericas, Inc.	1,850,983	51,217
		572,596
Food & Staples Retailing - 3.8%
BJ's Wholesale Club, Inc. (a)(e)	5,350,000	181,686
CVS Caremark Corp.	4,500,000	158,355
Majestic Wine PLC	50,016	384
Metro, Inc. Class A (sub. vtg.) (e)	9,687,700	345,114
Ozeki Co. Ltd.	593,800	16,590
President Chain Store Corp.	4,000,600	11,096
Safeway, Inc. (d)	20,500,100	653,338
San-A Co. Ltd.	100,000	3,092
Sligro Food Group NV	1,375,000	65,664
Sundrug Co. Ltd. (d)	900,000	18,679
Tsuruha Holdings, Inc.	55,000	2,214
Village Super Market, Inc. Class A	78,552	3,657
Welcia Kanto Co. Ltd. (d)	7,590	255
Yaoko Co. Ltd.	129,900	3,282
		1,463,406
Food Products - 1.3%
American Italian Pasta Co. Class A (a)(d)(e)	1,843,000	15,020
Cagle's, Inc. Class A (a)(e)	326,792	2,451
Chiquita Brands International, Inc.	1,010,010	17,736
Diamond Foods, Inc.	360,039	5,915
Food Empire Holdings Ltd.	4,100,000	2,840
Fresh Del Monte Produce, Inc. (e)	5,803,800	148,867
Greggs PLC	125,000	12,468
IAWS Group PLC (Ireland)	4,000,000	83,743
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Industrias Bachoco SA de CV sponsored ADR	2,515,000	$ 81,385
Interstate Bakeries Corp. (a)(e)	2,552,816	4,978
Kerry Group PLC Class A	700,000	18,668
People's Food Holdings Ltd.	10,000,000	11,675
President Rice Products PCL	10,000	31
Robert Wiseman Dairies PLC	100,000	934
Rocky Mountain Chocolate Factory, Inc.	5,000	84
Samyang Genex Co. Ltd.	120,000	13,506
Select Harvests Ltd.	100,318	890
Singapore Food Industries Ltd.	6,000,000	3,522
Smithfield Foods, Inc. (a)	1,700,000	52,802
Sunjin Co. Ltd. (e)	219,400	10,853
United Food Holdings Ltd.	22,400,000	2,955
Want Want Holdings Ltd.	13,000,000	30,290
		521,613
Personal Products - 0.0%
Nature's Sunshine Products, Inc.	639,203	8,003
Physicians Formula Holdings, Inc.	100,000	1,495
Prestige Brands Holdings, Inc. (a)	105,000	1,314
Sarantis SA (Reg.)	100,000	1,418
		12,230
Tobacco - 0.5%
Loews Corp. - Carolina Group	2,346,200	177,818
TOTAL CONSUMER STAPLES		2,747,663
ENERGY - 11.6%
Energy Equipment & Services - 3.0%
AKITA Drilling Ltd. Class A (non-vtg.)	1,777,000	26,288
Basic Energy Services, Inc. (a)(e)	2,725,539	57,291
BJ Services Co.	1,400,000	36,610
Bristow Group, Inc. (a)(d)(e)	2,147,400	101,851
Calfrac Well Services Ltd.	170,000	2,829
CCS Income Trust (d)	2,000,000	83,435
CHC Helicopter Corp. Class A (sub. vtg.)	700,000	18,919
Enerflex Systems Income Fund (d)	1,050,000	9,893
Ensign Energy Services, Inc.	3,700,000	62,401
Farstad Shipping ASA (e)	2,500,000	68,410
Fugro NV (Certificaten Van Aandelen) unit	2,300,000	154,591
Lufkin Industries, Inc.	200,390	11,865
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Oil States International, Inc. (a)(e)	4,484,030	$ 196,131
Pason Systems, Inc. (e)	5,000,000	76,779
Patterson-UTI Energy, Inc. (d)	1,800,000	41,220
PHI, Inc. (a)	209,500	5,985
ProSafe ASA	10,300,000	160,805
Solstad Offshore ASA	1,250,000	34,312
Total Energy Services Trust (d)(e)	2,600,800	21,773
Wenzel Downhole Tools Ltd. (a)	114,500	199
		1,171,587
Oil, Gas & Consumable Fuels - 8.6%
Adams Resources & Energy, Inc. (e)	413,200	10,198
Alpha Natural Resources, Inc. (a)	460,000	8,211
Callon Petroleum Co. (a)	341,500	4,784
Chesapeake Energy Corp. (d)	8,000,000	272,320
Cimarex Energy Co. (d)	1,165,500	44,114
CNPC (Hong Kong) Ltd.	25,000,000	15,222
ConocoPhillips	4,000,000	323,360
Encore Acquisition Co. (a)	1,881,956	48,686
ENI SpA	2,500,000	87,200
Euronav NV	500,000	18,007
Hankook Shell Oil Co. Ltd. (e)	77,730	6,332
Harvest Natural Resources, Inc. (a)(d)	750,000	8,445
Holly Corp.	100,000	6,739
Mariner Energy, Inc. (a)	3,531,700	74,625
Michang Oil Industrial Co. Ltd. (e)	173,900	5,889
National Energy Group, Inc.	548,313	2,659
Occidental Petroleum Corp.	1,875,000	106,350
Oil Search Ltd.	23,000,463	75,851
Petrohawk Energy Corp. (a)	6,400,000	95,936
Petroleo Brasileiro SA Petrobras sponsored ADR	19,600,000	1,272,049
Petroleum Development Corp. (a)(e)	1,275,000	51,434
Statoil ASA sponsored ADR (d)	1,950,000	57,720
Swift Energy Co. (a)	900,000	38,466
Tap Oil NL (a)	7,500,000	13,613
Teekay Corp. (e)	4,100,000	229,887
Tesoro Corp.	2,000,000	99,600
Tsakos Energy Navigation Ltd.	370,000	26,895
Uranium One, Inc. (a)	70,000	812
USEC, Inc. (a)(e)	8,500,000	142,715
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
W&T Offshore, Inc. (d)(e)	6,800,000	$ 159,256
World Fuel Services Corp.	1,000,000	40,890
		3,348,265
TOTAL ENERGY		4,519,852
FINANCIALS - 10.1%
Capital Markets - 0.4%
Mass Financial Corp. Class A (a)(e)	763,800	3,781
Norvestia Oyj (B Shares)	675,000	7,851
State Street Corp.	2,129,087	142,713
TradeStation Group, Inc. (a)	588,700	6,223
		160,568
Commercial Banks - 2.6%
Anglo Irish Bank Corp. PLC	14,954,373	280,341
Bank of the Ozarks, Inc. (e)	1,674,465	47,304
BOK Financial Corp.	995,969	49,818
Cascade Financial Corp.	158,552	2,442
Cathay General Bancorp (e)	4,042,184	123,731
Columbia Bancorp, Oregon	124,387	2,335
Dimeco, Inc.	16,140	781
East West Bancorp, Inc.	201,830	7,399
Epic Bancorp (e)	272,812	3,587
EuroBancshares, Inc. (a)(e)	1,071,513	9,011
First Bancorp, Puerto Rico (d)(e)	8,024,000	73,821
First National Lincoln Corp., Maine	162,104	2,594
Great Southern Bancorp, Inc.	302,708	7,613
Hanmi Financial Corp.	1,897,163	27,509
International Bancshares Corp.	1,554,776	34,252
Intervest Bancshares Corp. Class A	78,497	1,944
Mercantile Bank Corp.	35,000	719
Nara Bancorp, Inc.	1,226,175	18,098
Northrim Bancorp, Inc. (e)	404,896	12,106
Oriental Financial Group, Inc. (e)	1,495,276	13,338
OTP Bank Ltd.	100,000	5,666
OTP Bank Ltd. unit	200,000	22,450
Popular, Inc. (d)	4,795,012	63,246
Prosperity Bancshares, Inc.	99,965	2,831
R&G Financial Corp. Class B (a)(e)	1,860,500	4,651
Ringerikes Sparebank (e)	49,950	1,371
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Ringkjoebing Bank (Reg.) (a)	75,000	$ 12,785
S.Y. Bancorp, Inc. (e)	894,652	20,944
Smithtown Bancorp, Inc. (d)	410,601	9,546
Southwest Bancorp, Inc., Oklahoma	699,969	13,824
Sparebanken More (primary capital certificate)	70,000	3,014
Sparebanken Rogaland (primary capital certificate) (d)	338,333	9,926
Sterling Financial Corp., Washington	249,953	5,676
Sydbank AS	1,500,000	76,823
UCBH Holdings, Inc.	50,005	822
W Holding Co., Inc. (e)	10,402,548	22,990
		995,308
Consumer Finance - 0.4%
Aeon Credit Service (Asia) Co. Ltd.	12,100,000	10,480
Cattles PLC	16,000,000	120,584
Nicholas Financial, Inc. (a)	500,048	4,800
Public Financial Holdings Ltd.	13,500,000	9,924
		145,788
Diversified Financial Services - 0.0%
Newship Ltd. (a)	2,500	734
OKO Bank (A Shares) (d)	465,042	8,164
		8,898
Insurance - 5.3%
Assurant, Inc.	4,000,000	202,880
Axis Capital Holdings Ltd.	4,800,000	176,880
Brown & Brown, Inc.	655,100	16,836
Commerce Group, Inc., Massachusetts (d)(e)	3,444,696	98,966
Employers Holdings, Inc.	374,900	6,891
Endurance Specialty Holdings Ltd.	907,700	33,948
Fidelity National Financial, Inc. Class A	2,900,001	60,581
Financial Industries Corp. (a)(e)	1,294,465	7,832
First Mercury Financial Corp.	200,000	3,956
Genworth Financial, Inc. Class A (non-vtg.)	9,050,030	276,207
IPC Holdings Ltd. (e)	3,752,900	93,109
National Interstate Corp.	316,482	8,070
National Western Life Insurance Co. Class A (e)	233,238	54,979
Nationwide Financial Services, Inc. Class A (sub. vtg.)	2,200,000	125,202
Old Republic International Corp.	2,650,014	48,601
Philadelphia Consolidated Holdings Corp. (a)	3,450,000	124,683
Protective Life Corp.	1,900,000	81,738
RenaissanceRe Holdings Ltd.	3,100,000	178,250
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Universal American Financial Corp. (a)	1,199,997	$ 23,892
Unum Group (d)(e)	18,600,320	451,988
		2,075,489
Real Estate Investment Trusts - 0.0%
American Financial Realty Trust (SBI)	250,000	2,193
Equity Residential (SBI)	350,000	13,934
VastNed Offices/Industrial NV	75,000	2,509
		18,636
Real Estate Management & Development - 0.1%
Housevalues, Inc. (a)(d)	553,621	2,298
Tejon Ranch Co. (a)(d)(e)	980,300	38,889
		41,187
Thrifts & Mortgage Finance - 1.3%
Farmer Mac Class C (non-vtg.)	369,406	10,336
First Financial Service Corp.	140,000	3,935
First Mutual Bancshares, Inc. (e)	666,400	17,320
Fremont General Corp. (d)(e)	6,000,000	34,620
HMN Financial, Inc.	43,004	1,441
Logansport Financial Corp.	35,000	525
North Central Bancshares, Inc. (e)	136,328	5,453
Northern Rock PLC	1,800,000	29,855
Radian Group, Inc.	2,400,000	80,904
Severn Bancorp, Inc.	460,084	7,499
The PMI Group, Inc. (e)	8,925,000	304,075
Washington Savings Bank Fsb (e)	462,150	3,512
		499,475
TOTAL FINANCIALS		3,945,349
HEALTH CARE - 7.7%
Biotechnology - 0.0%
Vital BioTech Holdings Ltd.	5,000,000	323
Health Care Equipment & Supplies - 1.1%
Candela Corp. (a)	327,100	3,310
Cantel Medical Corp. (a)(e)	911,100	13,193
Cochlear Ltd.	500,000	26,331
Cooper Companies, Inc. (e)	2,500,012	125,326
Covidien Ltd. (a)	100,000	4,095
Escalon Medical Corp. (a)(d)(e)	585,100	3,364
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Exactech, Inc. (a)(e)	1,133,700	$ 18,014
Golden Meditech Co. Ltd. (a)	10,000,000	5,060
Home Diagnostics, Inc.	59,400	657
Kensey Nash Corp. (a)	299,950	7,322
Lifecore Biomedical, Inc. (a)	75,000	1,147
Medical Action Industries, Inc. (a)(e)	1,568,250	30,518
Merit Medical Systems, Inc. (a)(e)	2,450,000	27,416
Nakanishi, Inc.	220,000	25,593
National Dentex Corp. (a)(e)	526,549	9,051
Neogen Corp. (a)	83,335	2,436
Nutraceutical International Corp. (a)(e)	1,143,504	16,627
Orthofix International NV (a)(e)	1,400,000	60,284
Somanetics Corp. (a)	235,544	4,139
Theragenics Corp. (a)(e)	2,950,000	11,653
Utah Medical Products, Inc. (e)	473,300	14,317
Young Innovations, Inc. (e)	860,776	25,892
		435,745
Health Care Providers & Services - 4.8%
American HomePatient, Inc. (a)(e)	1,735,000	3,019
AMERIGROUP Corp. (a)(e)	3,796,800	105,095
AmSurg Corp. (a)(e)	2,550,012	64,107
Apria Healthcare Group, Inc. (a)(d)(e)	4,300,000	112,746
Bio-Reference Laboratories, Inc. (a)	349,979	8,952
Centene Corp. (a)	900,000	19,449
CML Healthcare Income Fund (d)	3,250,000	48,291
Community Health Systems, Inc. (a)	2,500,000	97,250
Corvel Corp. (a)	280,033	7,449
Coventry Health Care, Inc. (a)(d)	400,000	22,324
Grupo Casa Saba SA de CV sponsored ADR	192,400	6,590
Health Management Associates, Inc. Class A (e)	24,718,900	199,234
Healthspring, Inc. (a)	625,000	10,688
Japan Medical Dynamic Marketing, Inc. (d)	100,000	373
LHC Group, Inc. (a)	119,993	2,906
LifePoint Hospitals, Inc. (a)(e)	3,900,000	115,245
Lincare Holdings, Inc. (a)(e)	9,562,000	341,268
Magellan Health Services, Inc. (a)	323,500	13,529
National Healthcare Corp.	447,185	23,325
Odyssey Healthcare, Inc. (a)(e)	2,838,000	30,679
Omnicare, Inc.	1,500,700	49,763
Option Care, Inc. (e)	3,415,694	66,230
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Patterson Companies, Inc. (a)(d)	4,300,036	$ 154,242
RehabCare Group, Inc. (a)(e)	1,220,000	17,287
ResCare, Inc. (a)(e)	1,541,824	29,958
United Drug PLC:
(Ireland)	2,629,050	14,030
(United Kingdom)	1,000,000	5,343
UnitedHealth Group, Inc.	6,000,000	290,580
		1,859,952
Health Care Technology - 0.2%
Arrhythmia Research Technology, Inc. (e)	271,041	3,025
Computer Programs & Systems, Inc. (d)	60,000	1,605
IMS Health, Inc.	2,000,000	56,260
		60,890
Life Sciences Tools & Services - 0.2%
ICON PLC sponsored ADR	1,830,000	85,589
Premier Research Group plc	25,000	70
SeraCare Life Sciences, Inc. (a)	259,491	1,687
		87,346
Pharmaceuticals - 1.4%
Fornix Biosciences NV	262,922	7,872
Il Dong Pharmaceutical Co. Ltd.	182,013	10,564
Merck & Co., Inc.	5,000,000	248,250
Par Pharmaceutical Companies, Inc. (a)	100,000	2,369
Pfizer, Inc.	11,500,000	270,365
Sciele Pharma, Inc. (a)(d)	509,000	11,804
Torii Pharmaceutical Co. Ltd.	107,600	1,810
Whanin Pharmaceutical Co. Ltd.	250,000	4,642
		557,676
TOTAL HEALTH CARE		3,001,932
INDUSTRIALS - 12.0%
Aerospace & Defense - 1.1%
CAE, Inc. (e)	15,000,000	193,635
Cobham PLC	6,000,000	23,432
Ducommun, Inc. (a)(e)	653,100	18,195
Moog, Inc. Class A (a)	3,800,000	162,716
Pemco Aviation Group, Inc. (a)(e)	245,280	2,367
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Allied Defense Group, Inc. (a)(d)(e)	347,788	$ 2,174
Triumph Group, Inc.	500,000	38,105
		440,624
Air Freight & Logistics - 0.1%
AirNet Systems, Inc. (a)(e)	593,400	2,035
Baltrans Holdings Ltd.	5,000,000	3,304
Forward Air Corp.	669,958	22,825
		28,164
Airlines - 0.3%
ExpressJet Holdings, Inc. Class A (a)(e)	5,414,206	28,316
MAIR Holdings, Inc. (a)(e)	2,000,026	12,560
Pinnacle Airlines Corp. (a)(d)	568,353	9,162
Republic Airways Holdings, Inc. (a)	1,539,687	29,701
Ryanair Holdings PLC sponsored ADR (a)	900,000	37,341
		117,080
Building Products - 1.5%
Aaon, Inc.	375,252	11,224
Chosun Refractories Co.	100,000	11,269
Dynasty Ceramic PCL (For. Reg.)	500,000	241
Gibraltar Industries, Inc.	249,585	4,819
Insteel Industries, Inc. (d)	399,950	7,747
Kingspan Group PLC (Ireland)	2,750,000	66,416
Kondotec, Inc.	243,200	2,122
NCI Building Systems, Inc. (a)(d)(e)	1,999,950	96,718
Permasteelisa SpA	375,000	11,756
Simpson Manufacturing Co. Ltd. (d)(e)	4,810,736	162,747
USG Corp. (a)(d)(e)	5,237,000	217,388
		592,447
Commercial Services & Supplies - 0.4%
AJIS Co. Ltd.	50,000	1,255
Equifax, Inc.	1,000,154	40,466
GFK AG	63,600	3,303
Labor Ready, Inc. (a)	1,840,361	43,359
Mitie Group PLC	5,400,000	27,232
Navigant Consulting, Inc. (a)	1,200,346	18,905
RCM Technologies, Inc. (a)(e)	1,140,063	9,884
RSDB NV	100,000	5,473
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Schawk, Inc. Class A	719,181	$ 13,736
Wesco, Inc.	300,000	975
		164,588
Construction & Engineering - 3.1%
Abengoa SA	250,000	12,055
Actividades de Construccion y Servicios SA (ACS)	1,250,000	75,157
Aoki Marine Co. Ltd.	51,000	164
Arcadis NV	415,000	39,098
Chodai Co. Ltd.	100,000	355
Dongyang Express & Construction Corp.	20,650	1,364
Heijmans NV (e)	1,875,000	107,244
Hibiya Engineering Ltd. (d)	1,200,000	10,444
Imtech NV	400,000	36,070
Jacobs Engineering Group, Inc. (a)	3,600,000	221,868
Kaneshita Construction Co. Ltd.	846,000	3,927
Keller Group PLC	150,000	2,992
KHD Humboldt Wedag International Ltd. (a)(e)	763,800	43,636
Kier Group PLC	501,994	20,303
Koninklijke BAM Groep NV	2,800,000	81,915
Kyeryong Construction Industrial Co. Ltd.	215,000	14,096
Matsui Construction Co. Ltd.	350,000	1,586
Sanyo Engineering & Construction, Inc.	1,000,000	5,800
Shaw Group, Inc. (a)(e)	6,239,953	332,090
Shinsegae Engineering & Construction Co. Ltd. (e)	314,469	14,768
ShoLodge, Inc. (a)(e)	500,627	1,502
Stantec, Inc. (a)(e)	3,786,600	121,440
Takigami Steel Construction Co. Ltd.	183,000	817
URS Corp. (a)	730,100	35,965
Yurtec Corp.	1,150,000	6,510
		1,191,166
Electrical Equipment - 2.3%
Aichi Electric Co. Ltd.	900,000	2,493
AZZ, Inc. (a)(e)	1,088,200	38,631
Belden, Inc.	1,500,000	82,170
BYD Co. Ltd. (H Shares)	500,000	3,599
C&D Technologies, Inc. (a)(d)(e)	1,797,386	8,663
Chase Corp. (e)	809,400	14,229
Deswell Industries, Inc. (e)	907,214	9,535
Dewey Electronics Corp. (a)	61,200	153
Draka Holding NV (d)(e)	3,332,396	183,627
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Encore Wire Corp. (d)(e)	2,000,037	$ 61,101
EnerSys (a)	614,391	11,120
Genlyte Group, Inc. (a)(e)	2,650,000	184,361
GrafTech International Ltd. (a)(e)	7,541,498	116,818
Koito Industries Ltd.	650,000	2,291
Korea Electric Terminal Co. Ltd. (e)	610,000	17,807
Nexans SA	425,000	75,956
Power Logics Co. Ltd. (a)	525,000	4,060
Prysmian SpA	606,300	16,609
Superior Essex, Inc. (a)(e)	1,650,040	57,504
Universal Security Instruments, Inc. (a)(e)	241,255	6,468
		897,195
Industrial Conglomerates - 0.8%
DCC plc (Ireland) (e)	8,300,000	245,886
Teleflex, Inc.	700,000	53,501
		299,387
Machinery - 1.2%
A.S.V., Inc. (a)(d)	300,000	4,377
Aalberts Industries NV	573,656	16,084
Briggs & Stratton Corp.	187,600	5,320
Cascade Corp. (e)	1,200,000	81,348
Columbus McKinnon Corp. (NY Shares) (a)(d)(e)	1,096,553	28,127
Donaldson Co., Inc.	1,161,300	42,260
First Engineering Ltd.	3,500,000	2,286
FKI PLC	2,200,000	4,983
Foremost Income Fund (e)	1,440,000	20,519
FreightCar America, Inc.	149,249	7,055
Gardner Denver, Inc. (a)	1,000,000	41,590
Gehl Co. (a)	393,487	10,065
Greenbrier Companies, Inc. (e)	1,500,000	50,055
Hardinge, Inc. (e)	779,987	25,677
Ingersoll-Rand Co. Ltd. Class A	1,600,000	80,512
Quipp, Inc. (e)	141,500	1,058
S&T Corp.	226,666	13,556
Seksun Corp. Ltd. (e)	28,500,000	13,348
The Weir Group PLC	500,000	7,526
Trifast PLC (e)	7,142,858	11,971
Twin Disc, Inc.	104,776	5,646
Velan, Inc. (sub. vtg.) (a)	421,900	7,713
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Wolverine Tube, Inc. (a)(e)	1,276,181	$ 2,297
		483,373
Marine - 0.0%
Tokyo Kisen Co. Ltd. (e)	550,000	3,923
Road & Rail - 0.8%
Dongyang Express Bus Corp.	10,660	320
Heartland Express, Inc.	2,500,017	37,275
Hutech Norin Co. Ltd.	140,000	1,062
Japan Logistic Systems Corp.	300,000	936
Knight Transportation, Inc. (d)	2,592,000	45,723
Marten Transport Ltd. (a)	847,491	12,687
Old Dominion Freight Lines, Inc. (a)(e)	3,615,103	104,332
P.A.M. Transportation Services, Inc. (a)(e)	613,975	11,408
Sakai Moving Service Co. Ltd.	286,100	9,821
Trancom Co. Ltd. (d)	300,000	4,840
Universal Truckload Services, Inc. (a)	483,136	8,716
YRC Worldwide, Inc. (a)	2,100,000	67,452
		304,572
Trading Companies & Distributors - 0.4%
AddTech AB (B Shares)	275,000	7,020
Brammer PLC	1,550,000	10,776
Grafton Group PLC unit	4,500,017	62,438
H&E Equipment Services, Inc. (a)	35,000	951
Richelieu Hardware Ltd.	845,200	19,096
SIG PLC	1,000,000	26,693
Uehara Sei Shoji Co. Ltd.	1,100,000	5,266
Wakita & Co. Ltd.	650,000	5,211
		137,451
Transportation Infrastructure - 0.0%
Isewan Terminal Service Co. Ltd.	850,000	5,221
Meiko Transportation Co. Ltd.	416,000	5,088
		10,309
TOTAL INDUSTRIALS		4,670,279
INFORMATION TECHNOLOGY - 12.7%
Communications Equipment - 1.5%
Adtran, Inc.	1,750,000	45,658
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Avocent Corp. (a)	252,208	$ 6,898
Bel Fuse, Inc. Class A	451,427	15,267
Black Box Corp. (e)	1,981,025	79,736
Blonder Tongue Laboratories, Inc. (a)	172,040	275
ClearOne Communications, Inc. (a)(e)	940,503	4,750
Communications Systems, Inc. (e)	653,401	6,645
Ditech Networks, Inc. (a)(e)	3,234,000	24,126
ECI Telecom Ltd. (a)	2,999,996	27,990
Gemtek Technology Corp.	499,988	1,382
Intracom Holdings SA (Reg.)	2,800,000	18,007
Nera Telecommunications Ltd.	9,000,000	2,315
NETGEAR, Inc. (a)(e)	3,461,327	95,740
Optical Cable Corp. (a)(e)	601,700	3,039
Packeteer, Inc. (a)(e)	3,595,746	24,739
Plantronics, Inc. (e)	4,755,400	133,246
TKH Group NV unit	3,200,000	80,787
		570,600
Computers & Peripherals - 1.4%
ActivIdentity Corp.	20,000	85
ASUSTeK Computer, Inc.	1,331,000	3,801
Chicony Electronics Co. Ltd.	100,000	224
Datapulse Technology Ltd.	3,550,000	656
Dataram Corp. (e)	858,800	3,470
Fujitsu Ltd.	305,100	2,014
High Tech Computer Corp.	129,600	2,374
Komag, Inc. (a)(e)	3,115,730	99,735
Logitech International SA (Reg.) (a)	5,600,000	149,520
Neoware, Inc. (a)(e)	1,237,512	19,565
Overland Storage, Inc. (a)(e)	1,005,799	2,273
Seagate Technology	6,700,000	157,517
Super Micro Computer, Inc.	400,000	3,580
TPV Technology Ltd.	28,000,000	21,448
Unisteel Technology Ltd.	15,843,750	20,798
Xyratex Ltd. (a)(e)	2,407,620	53,521
		540,581
Electronic Equipment & Instruments - 3.7%
CPI International, Inc. (a)(e)	1,059,900	18,039
CTS Corp.	1,314,125	16,742
Delta Electronics, Inc.	16,179,552	63,862
Delta Electronics PCL (For. Reg.)	31,326,800	23,081
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Hon Hai Precision Industry Co. Ltd. (Foxconn)	62,586,953	$ 518,871
Huan Hsin Holdings Ltd.	5,000,000	2,276
Ingram Micro, Inc. Class A (a)	2,389,200	47,903
Insight Enterprises, Inc. (a)	1,035,940	23,371
INTOPS Co. Ltd.	100,000	3,979
Jabil Circuit, Inc.	8,800,015	198,264
Jurong Technologies Industrial Corp. Ltd.	14,300,000	8,206
Kingboard Chemical Holdings Ltd.	34,980,000	192,544
Kingboard Laminates Holdings Ltd.	1,590,000	1,586
Mercury Computer Systems, Inc. (a)	1,102,670	12,052
Mesa Laboratories, Inc. (e)	230,760	5,822
Micronetics, Inc. (a)(e)	387,672	3,784
MOCON, Inc. (e)	331,401	3,685
Multi-Fineline Electronix, Inc. (a)(d)	900,814	12,846
Muramoto Electronic Thailand PCL (For. Reg.)	1,141,800	6,960
Orbotech Ltd. (a)(e)	2,999,985	64,650
Samsung SDI Co. Ltd. GDR (f)	200,000	3,491
ScanSource, Inc. (a)(e)	2,572,500	69,020
SED International Holdings, Inc. (a)(e)	480,000	720
Sigmatron International, Inc. (a)(e)	371,880	3,987
Sinotronics Holdings Ltd.	14,500,000	3,011
Spectrum Control, Inc. (a)(e)	959,981	15,667
SYNNEX Corp. (a)(e)	3,031,784	61,606
Taitron Components, Inc. Class A (sub. vtg.)	363,613	836
Tomen Electronics Corp. (d)	70,000	1,019
TT electronics PLC	6,950,000	25,413
Tyco Electronics Ltd. (a)	100,000	3,582
Varitronix International Ltd.	12,000,000	7,893
Winland Electronics, Inc. (a)(e)	356,100	1,143
Wireless Telecom Group, Inc. (a)(e)	1,717,712	4,655
		1,430,566
Internet Software & Services - 0.0%
Internet Gold Golden Lines Ltd. (a)	548,100	6,566
Open Text Corp. (a)	50,000	940
TechTarget, Inc.	281,921	3,800
YP Corp. (a)	1,517,300	1,092
		12,398
IT Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	2,000,000	107,320
Cass Information Systems, Inc.	190,854	6,376
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Computer Sciences Corp. (a)	3,000,000	$ 167,040
CSE Global Ltd.	11,690,000	10,024
Daitec Holding	7,896	3,273
Fidelity National Information Services, Inc.	671,762	33,340
Fiserv, Inc. (a)	1,000,000	49,420
Indra Sistemas SA	1,300,000	34,154
infoUSA, Inc.	1,280,952	13,130
Mastercard, Inc. Class A	341,800	54,961
MoneyGram International, Inc.	1,613,395	41,287
The BISYS Group, Inc. (a)	3,890,900	46,574
The Western Union Co.	4,400,000	87,780
Total System Services, Inc. (d)	301,000	8,467
Wright Express Corp. (a)	350,000	11,921
		675,067
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	114,800	4,159
Semiconductors & Semiconductor Equipment - 1.4%
Aviza Technology, Inc. (a)	750,299	3,451
Axcelis Technologies, Inc. (a)(e)	9,170,004	50,894
BE Semiconductor Industries NV (NY Shares) (a)	1,150,000	7,303
Catalyst Semiconductor, Inc. (a)(e)	1,727,985	8,225
Diodes, Inc. (a)	75,000	1,993
Eagle Test Systems, Inc. (a)(e)	1,528,385	22,910
Integrated Device Technology, Inc. (a)	400,000	6,508
Intest Corp. (a)(e)	909,300	3,728
KEC Corp. (a)(e)	5,587,500	7,548
KEC Holdings Co. Ltd. (a)(e)	1,862,499	3,691
Leadis Technology, Inc. (a)	424,983	1,517
Maxim Integrated Products, Inc.	7,000,000	221,900
MediaTek, Inc.	4,446,750	80,372
Melexis NV (e)	3,045,000	53,416
Omnivision Technologies, Inc. (a)(d)(e)	3,525,000	60,524
SigmaTel, Inc. (a)(e)	3,349,500	10,919
Taiwan Mask Corp.	5,000,000	2,987
		547,886
Software - 3.0%
Ansys, Inc. (a)(e)	5,739,944	149,468
Catapult Communications Corp. (a)(e)	1,482,532	12,631
Divestco, Inc. (a)(e)	2,513,500	8,718
ebix.com, Inc. (a)	59,775	2,265
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
ECtel Ltd. (a)(e)	1,750,025	$ 5,530
Epicor Software Corp. (a)	875,000	11,428
EPIQ Systems, Inc. (a)	476,565	8,125
Exact Holdings NV	1,150,000	43,667
FactSet Research Systems, Inc.	414,500	27,353
Fair Isaac Corp. (e)	2,999,989	117,780
i2 Technologies, Inc. (a)(d)(e)	1,287,178	20,904
ICT Automatisering NV (d)(e)	440,001	8,489
Infomedia Ltd.	600,000	325
Jack Henry & Associates, Inc. (e)	6,250,000	150,125
MacDonald Dettwiler & Associates Ltd. (a)	250,000	11,198
Oracle Corp. (a)	24,000,000	458,880
Perfect World Co. Ltd. sponsored ADR Class B	118,700	2,861
Pervasive Software, Inc. (a)(e)	2,314,844	11,551
Progress Software Corp. (a)(e)	2,382,878	72,082
Solera Holdings, Inc.	1,000,000	18,700
Sonic Solutions, Inc. (a)(d)	307,500	3,438
Springsoft, Inc.	6,612,441	13,544
Unit 4 Agresso NV	550,000	15,556
		1,174,618
TOTAL INFORMATION TECHNOLOGY		4,955,875
MATERIALS - 5.5%
Chemicals - 1.7%
American Vanguard Corp. (d)	474,993	5,985
Aronkasei Co. Ltd.	700,000	3,387
Dongbu Fine Chemical Co. Ltd.	135,080	4,250
FMC Corp. (e)	2,875,000	256,249
Innospec, Inc. (e)	2,468,966	67,971
Kendrion NV (a)	50,000	1,463
Korea Polyol Co. Ltd.	122,064	8,164
KPC Holdings Corp.	43,478	2,888
Miwon Commercial Co. Ltd.	16,530	834
OM Group, Inc. (a)(e)	2,500,000	121,100
Rockwood Holdings, Inc. (a)	100,000	3,459
Tokyo Printing Ink Manufacturing Co. Ltd.	400,000	1,042
Yara International ASA	7,000,000	189,447
		666,239
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Construction Materials - 0.4%
Brampton Brick Ltd. Class A (sub. vtg.)	827,000	$ 11,009
Cemex SA de CV sponsored ADR	3,050,000	98,637
Titan Cement Co. SA (Reg.)	700,000	36,226
		145,872
Containers & Packaging - 0.2%
Peak International Ltd. (a)(e)	997,600	2,813
Silgan Holdings, Inc.	1,804,908	93,169
Starlite Holdings Ltd.	1,000,000	75
		96,057
Metals & Mining - 2.6%
Arcelor Mittal (NY shares) Class A	1,500,000	91,530
Blue Earth Refineries, Inc.	439,200	918
Coeur d'Alene Mines Corp. (a)(d)	2,150,000	8,407
Compania de Minas Buenaventura SA sponsored ADR	3,250,000	129,708
Croesus Mining NL (a)	1,100,000	0
Equigold NL	3,750,000	7,637
Gerdau SA sponsored ADR (d)	5,400,000	136,458
Hanil Iron & Steel Co.	55,000	2,327
Industrias Penoles SA de CV	3,500,000	45,904
Keystone Consolidated Industries, Inc. (a)	10,500	239
Korea Steel Shapes Co. Ltd.	45,960	3,326
POSCO sponsored ADR	3,815,000	543,447
Reliance Steel & Aluminum Co.	65,000	3,415
Samuel Manu-Tech, Inc.	250,000	2,976
Tohoku Steel Co. Ltd.	296,000	3,713
Verzatec SA de CV	4,500,000	3,073
Webco Industries, Inc. (a)	15,963	1,532
Wheeling Pittsburgh Corp. (a)	679,375	13,526
		998,136
Paper & Forest Products - 0.6%
Gunns Ltd.	2,129,867	6,153
Sino-Forest Corp. (a)(e)	8,400,000	132,690
Sino-Forest Corp. (a)(e)(f)	4,400,000	69,504
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	1,200,000	28,524
		236,871
TOTAL MATERIALS		2,143,175
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.2%
Atlantic Tele-Network, Inc. (e)	1,200,300	$ 35,025
PT Telkomunikasi Indonesia Tbk sponsored ADR	750,000	35,693
XETA Technologies, Inc. (a)	442,972	1,329
		72,047
Wireless Telecommunication Services - 0.3%
Cosmote Mobile Telecommunications SA	1,700,000	51,455
SK Telecom Co. Ltd. sponsored ADR	2,400,000	67,536
		118,991
TOTAL TELECOMMUNICATION SERVICES		191,038
UTILITIES - 0.3%
Electric Utilities - 0.3%
Korea Electric Power Corp. sponsored ADR	4,400,000	104,412
Maine & Maritimes Corp. (a)(e)	151,838	4,119
		108,531
Gas Utilities - 0.0%
Hokuriku Gas Co.	1,700,000	5,058
Keiyo Gas Co. Ltd.	223,000	1,130
KyungDong City Gas Co. Ltd.	140,000	9,539
Otaki Gas Co. Ltd.	654,000	3,392
		19,119
Independent Power Producers & Energy Traders - 0.0%
Mega First Corp. Bhd	713,000	372
TOTAL UTILITIES		128,022
TOTAL COMMON STOCKS (Cost $20,182,343)		34,612,685
Nonconvertible Preferred Stocks - 0.0%

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Impath Bankruptcy Liquidating Trust Class A	1,665,000	1,881
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem SpA (Risp)	300,000	$ 6,443
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,102)		8,324
Money Market Funds - 14.0%

Fidelity Cash Central Fund, 5.38% (b)	4,393,725,022	4,393,725
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	1,059,557,318	1,059,557
TOTAL MONEY MARKET FUNDS (Cost $5,453,282)		5,453,282
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 5.09%, dated 7/31/07 due 8/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $4,123)	$ 4,124	4,123
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $25,658,850)		40,078,414
NET OTHER ASSETS - (2.8)%		(1,109,958)
NET ASSETS - 100%		$ 38,968,456
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $72,995,000 or 0.2% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$4,123,000 due 8/01/07 at 5.09%
Banc of America Securities LLC	$ 740
Merrill Lynch Government Securities, Inc.	3,383
$ 4,123
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 196,819
Fidelity Securities Lending Cash Central Fund	12,570
Total	$ 209,389
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Abbey PLC	$ 37,862	$ -	$ 104	$ 1,564	$ 46,245
ACE Cash Express, Inc.	37,275	-	37,946	-	-
Adams Resources & Energy, Inc.	17,024	27	356	177	10,198
Advanced Marketing Services, Inc.	7,323	-	324	-	-
AirNet Systems, Inc.	1,780	-	-	-	2,035
American Axle & Manufacturing Holdings, Inc.	82,167	-	-	3,010	121,394
American HomePatient, Inc.	2,394	-	-	-	3,019
American Italian Pasta Co. Class A	15,315	-	-	-	15,020
AMERIGROUP Corp.	98,940	41,534	42,719	-	105,095
AmSurg Corp.	53,873	5,211	3,112	-	64,107
Ansys, Inc.	131,703	-	-	-	149,468
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Applebee's International, Inc.	$ 146,520	$ -	$ 19,279	$ 1,760	$ 184,500
Applied Innovation, Inc.	3,349	-	3,544	-	-
Apria Healthcare Group, Inc.	78,509	-	5,849	-	112,746
Arrhythmia Research Technology, Inc.	-	3,611	-	-	3,025
ArvinMeritor, Inc.	115,584	531	5,211	2,819	135,198
Astronics Corp.	7,840	-	10,293	-	-
Atlantic Tele-Network, Inc.	22,302	-	-	672	35,025
Axcelis Technologies, Inc.	49,770	1,069	-	-	50,894
AZZ, Inc.	16,323	-	-	-	38,631
Bairnco Corp.	5,177	-	5,667	65	-
Bank of the Ozarks, Inc.	51,013	2,474	-	669	47,304
Barratt Developments PLC	433,675	-	1,349	14,802	453,949
Basic Energy Services, Inc.	22,950	43,207	-	-	57,291
Beazer Homes USA, Inc.	56,282	27,338	-	735	27,980
Bellway PLC	208,344	-	35,518	6,401	205,186
BJ's Wholesale Club, Inc.	199,531	-	59,839	-	181,686
Black Box Corp.	81,440	-	-	475	79,736
Blonder Tongue Laboratories, Inc.	709	-	464	-	-
Blyth, Inc.	71,604	-	8,151	2,160	84,816
Brinker International, Inc.	150,242	-	40,815	2,179	153,558
Bristow Group, Inc.	79,157	240	9,585	-	101,851
Buckeye Technologies, Inc.	28,080	-	51,005	-	-
C&D Technologies, Inc.	18,125	-	3,919	-	8,663
CAE, Inc.	120,779	-	8,436	463	193,635
Cagle's, Inc. Class A	2,963	-	1,150	-	2,451
Cantel Medical Corp.	22,255	-	9,864	-	13,193
Career Education Corp.	279,431	-	-	-	291,410
Cascade Corp.	46,435	-	3,680	803	81,348
Catalyst Semiconductor, Inc.	5,616	-	-	-	8,225
Catapult Communications Corp.	14,875	48	-	-	12,631
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cathay General Bancorp	$ 131,610	$ 17,537	$ 1,841	$ 1,520	$ 123,731
Cattles PLC	109,024	-	12,186	5,890	-
CEC Entertainment, Inc.	109,261	-	-	-	109,187
Championship Auto Racing Teams, Inc.	-	-	-	-	-
Chase Corp.	6,378	-	-	162	14,229
Cherokee, Inc.	21,970	-	12,960	1,440	-
Chime Communications PLC	10,091	-	1,215	155	14,260
Chromcraft Revington, Inc.	11,248	-	-	-	6,749
ClearOne Communications, Inc.	2,884	488	-	-	4,750
Columbus McKinnon Corp. (NY Shares)	16,897	4,333	-	-	28,127
Commerce Group, Inc., Massachusetts	16,712	84,816	-	2,363	98,966
Communications Systems, Inc.	6,544	-	376	269	6,645
Cooper Companies, Inc.	110,501	-	-	150	125,326
Corinthian Colleges, Inc.	93,940	-	45,592	-	-
Corvel Corp.	22,443	-	38,984	-	-
CPAC, Inc.	3,348	-	4,993	81	-
CPI International, Inc.	16,791	-	1,999	-	18,039
Craftmade International, Inc.	-	7,655	-	178	7,406
CTS Corp.	32,225	-	14,249	210	-
D.R. Horton, Inc.	670,089	1,838	-	18,785	511,592
Dataram Corp.	4,019	-	-	206	3,470
DCC plc (Ireland)	199,318	-	-	5,412	245,886
Decorator Industries, Inc.	2,094	-	-	29	1,632
Delta Apparel, Inc.	14,854	156	-	172	16,618
Deswell Industries, Inc.	8,931	-	868	629	9,535
Direct General Corp.	35,109	-	44,971	169	-
Ditech Networks, Inc.	26,260	-	-	-	24,126
Divestco, Inc.	-	8,324	-	-	8,718
Dollar General Corp.	396,165	22,502	686,284	4,677	-
Dollar Tree Stores, Inc.	149,822	-	65,552	-	-
Dominion Homes, Inc.	6,339	-	-	-	3,444
Doral Financial Corp.	37,376	-	14,925	-	-
Draka Holding NV	60,444	-	-	1,420	183,627
Drew Industries, Inc.	43,035	-	571	-	63,487
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DSG International Ltd.	$ -	$ -	$ 2,484	$ -	$ -
Ducommun, Inc.	18,091	318	9,305	-	18,195
Eagle Test Systems, Inc.	11,238	20,368	8,797	-	22,910
ECtel Ltd.	7,508	-	-	-	5,530
Educational Development Corp.	2,592	-	-	82	2,487
Encore Acquisition Co.	80,436	-	19,148	-	-
Encore Wire Corp.	-	58,388	9,681	139	61,101
Epic Bancorp	3,761	-	-	33	3,587
Escalon Medical Corp.	2,838	-	-	-	3,364
ESS Technology, Inc.	6,766	-	3,996	-	-
EuroBancshares, Inc.	-	9,307	-	-	9,011
Exact Holdings NV	36,404	-	2,933	2,909	-
Exactech, Inc.	15,815	-	-	-	18,014
ExpressJet Holdings, Inc. Class A	37,375	-	328	-	28,316
Fair Isaac Corp.	93,249	8,226	-	239	117,780
Farstad Shipping ASA	50,368	-	-	1,052	68,410
Federal Screw Works	2,422	-	-	63	1,953
Financial Industries Corp.	11,071	-	64	-	7,832
Finlay Enterprises, Inc.	7,742	-	-	-	4,934
First Bancorp, Puerto Rico	75,313	877	-	2,017	73,821
First Mutual Bancshares, Inc.	14,204	578	312	239	17,320
FMC Corp.	178,901	-	1,702	2,161	256,249
Footstar, Inc.	8,971	-	-	7,560	9,132
Foremost Income Fund	24,305	-	-	1,743	20,519
Fossil, Inc.	129,190	-	3,810	-	178,263
Fremont General Corp.	90,525	16,837	3,157	1,233	34,620
Fresh Del Monte Produce, Inc.	97,462	40	-	580	148,867
Friedmans, Inc. Class A	-	-	-	-	-
Gehl Co.	19,334	-	8,723	-	-
Genesco, Inc.	63,038	-	34,276	-	83,409
Genlyte Group, Inc.	184,308	-	-	-	184,361
Gildan Activewear, Inc.	179,417	-	-	-	288,688
Global Imaging Systems, Inc.	98,195	11,765	150,328	-	-
Goodfellow, Inc.	9,477	-	151	451	11,924
GrafTech International Ltd.	33,162	7,926	-	-	116,818
Greenbrier Companies, Inc.	44,017	-	3,049	507	50,055
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hampshire Group Ltd.	$ 15,512	$ -	$ -	$ -	$ 18,321
Hankook Shell Oil Co. Ltd.	4,744	-	-	454	6,332
Hardinge, Inc.	12,263	-	3,967	159	25,677
Harris Steel Group, Inc.	43,714	-	64,831	247	-
Health Management Associates, Inc. Class A	502,535	-	-	250,155	199,234
Heijmans NV	100,655	-	5,124	3,144	107,244
Helen of Troy Ltd.	53,794	-	-	-	66,634
Henry Boot PLC	38,995	-	1,078	1,082	64,229
Horizon Health Corp.	10,874	641	17,500	-	-
Hot Topic, Inc.	66,083	-	20,916	-	22,500
Hovnanian Enterprises, Inc. Class A	169,057	-	-	-	-
HTL International Holdings Ltd.	19,647	-	-	786	16,264
i2 Technologies, Inc.	-	23,535	-	-	20,904
ICT Automatisering NV	10,027	-	1,091	296	8,489
InFocus Corp.	10,281	-	9,800	-	-
Innospec, Inc.	33,711	-	7,397	231	67,971
Interstate Bakeries Corp.	18,944	-	807	-	4,978
Intest Corp.	3,855	-	-	-	3,728
Intracom Holdings SA (Reg.)	43,604	-	23,798	627	-
INZI Controls Co. Ltd.	8,605	-	-	165	9,172
IPC Holdings Ltd.	114,960	73	7,567	2,740	93,109
Jack Henry & Associates, Inc.	111,193	8,424	1,979	1,493	150,125
Jack in the Box, Inc.	140,012	-	16,220	-	210,175
JAKKS Pacific, Inc.	22,508	6,783	20,707	-	-
JLM Couture, Inc.	493	-	-	-	463
Jos. A. Bank Clothiers, Inc.	7,310	31,989	-	-	48,365
K-Swiss, Inc. Class A	17,833	58,307	-	362	59,110
KEC Corp.	-	-	-	-	7,548
KEC Holdings Co. Ltd.	11,154	-	-	-	3,691
KHD Humboldt Wedag International Ltd.	22,143	-	-	-	43,636
Komag, Inc.	-	102,015	-	-	99,735
Komplett ASA	13,741	134	-	222	25,906
Korea Electric Terminal Co. Ltd.	9,101	-	-	164	17,807
Labor Ready, Inc.	-	39,689	14,335	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Le Chateau, Inc. Class A (sub. vtg.)	$ 11,132	$ -	$ -	$ 1,131	$ 20,560
Lenox Group, Inc.	9,678	-	-	-	8,705
Libbey, Inc.	11,140	-	-	140	28,026
LifePoint Hospitals, Inc.	113,704	33,530	20,119	-	115,245
Lincare Holdings, Inc.	327,214	5,649	-	-	341,268
Liz Claiborne, Inc.	148,820	89,461	28,707	1,103	211,156
M/I Homes, Inc.	55,741	-	-	173	42,472
Maine & Maritimes Corp.	1,822	635	-	-	4,119
MAIR Holdings, Inc.	11,100	-	-	-	12,560
Marine Products Corp.	33,232	-	-	854	33,892
Marten Transport Ltd.	14,402	5,634	8,345	-	-
Mass Financial Corp. Class A	1,146	-	-	-	3,781
Medical Action Industries, Inc.	23,179	-	-	-	30,518
Melexis NV	48,425	-	-	1,647	53,416
Mercury Computer Systems, Inc.	18,180	609	3,972	-	-
Merit Medical Systems, Inc.	39,505	651	4,517	-	27,416
Mesa Laboratories, Inc.	3,369	64	-	95	5,822
Metro One Telecommunications, Inc.	1,408	-	1,422	-	-
Metro, Inc. Class A (sub. vtg.)	255,548	-	-	3,201	345,114
Michang Oil Industrial Co. Ltd.	2,804	-	-	109	5,889
Micronetics, Inc.	-	3,000	-	-	3,784
MOCON, Inc.	2,983	-	-	99	3,685
Monaco Coach Corp.	17,730	-	5,214	359	-
Monro Muffler Brake, Inc.	24,808	-	2,805	216	-
Monterey Gourmet Foods, Inc.	6,249	-	4,855	-	-
Moog, Inc. Class A	110,918	19,988	-	-	-
Mothers Work, Inc.	18,195	-	5,118	-	9,247
Multimedia Games, Inc.	20,950	906	25,639	-	-
Murakami Corp.	6,247	-	676	48	4,761
National Dentex Corp.	11,260	735	-	-	9,051
National Healthcare Corp.	46,190	-	29,528	565	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
National Western Life Insurance Co. Class A	$ 53,645	$ -	$ -	$ 84	$ 54,979
NCI Building Systems, Inc.	98,154	-	5,896	-	96,718
Neoware, Inc.	7,316	16,252	9,586	-	19,565
NETGEAR, Inc.	63,740	4,467	-	-	95,740
Netsmart Technologies, Inc.	5,558	-	6,154	-	-
Newship Ltd.	675	-	-	-	-
Next PLC	459,451	-	11,672	13,542	543,926
Ngai Lik Industrial Holdings Ltd.	5,058	-	-	67	4,991
Nicholas Financial, Inc.	7,580	-	454	-	-
North Central Bancshares, Inc.	5,653	-	200	189	5,453
Northrim Bancorp, Inc.	3,474	6,561	-	207	12,106
Northwest Pipe Co.	18,410	-	24,047	-	-
Nutraceutical International Corp.	16,146	-	-	-	16,627
Odyssey Healthcare, Inc.	51,112	-	-	-	30,679
Oil States International, Inc.	136,906	6,203	-	-	196,131
Old Dominion Freight Lines, Inc.	-	99,395	-	-	104,332
OM Group, Inc.	91,312	-	4,874	-	121,100
Omnivision Technologies, Inc.	4,750	49,178	-	-	60,524
On Assignment, Inc.	15,757	-	17,285	-	-
Optical Cable Corp.	2,347	-	-	-	3,039
Option Care, Inc.	36,157	2,679	-	272	66,230
Orbotech Ltd.	64,680	-	-	-	64,650
Oriental Financial Group, Inc.	16,763	1,991	-	733	13,338
Orthofix International NV	55,680	-	607	-	60,284
Overland Storage, Inc.	10,080	-	2,846	-	2,273
P&F Industries, Inc. Class A	3,815	-	-	-	4,138
P.A.M. Transportation Services, Inc.	17,206	166	-	-	11,408
Pacific Sunwear of California, Inc.	125,931	-	-	-	136,047
Packeteer, Inc.	31,769	1,201	-	-	24,739
Papa John's International, Inc.	93,206	-	8,419	-	72,690
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pason Systems, Inc.	$ 71,801	$ -	$ -	$ 575	$ 76,779
Peak International Ltd.	2,594	-	-	-	2,813
Pemco Aviation Group, Inc.	2,453	-	-	-	2,367
Pericom Semiconductor Corp.	21,840	-	25,889	-	-
Perry Ellis International, Inc.	15,361	-	15,438	-	-
Pervasive Software, Inc.	9,189	91	-	-	11,551
Petroleum Development Corp.	56,789	-	-	-	51,434
Piolax, Inc.	17,617	-	1,831	163	14,792
Plantronics, Inc.	73,994	-	-	951	133,246
Pomeroy IT Solutions, Inc.	9,164	-	-	-	13,410
Progress Software Corp.	52,001	1,920	-	-	72,082
ProSafe ASA	130,469	-	9,348	7,565	-
Qualstar Corp.	3,808	-	4,240	-	-
Quiksilver, Inc.	155,180	-	-	-	153,742
Quipp, Inc.	1,090	-	-	28	1,058
R&G Financial Corp. Class B	15,442	-	-	-	4,651
RCM Technologies, Inc.	5,779	-	-	-	9,884
RehabCare Group, Inc.	24,031	-	1,010	-	17,287
Reliability, Inc.	153	-	162	-	-
ResCare, Inc.	19,020	9,365	-	-	29,958
Rex Stores Corp.	19,586	-	-	-	28,476
Ringerikes Sparebank	1,461	-	-	66	1,371
Rocky Brands, Inc.	5,961	-	-	-	6,262
Ruby Tuesday, Inc.	139,930	-	-	3,186	141,778
Ryan's Restaurant Group, Inc.	61,825	-	63,747	-	-
S.Y. Bancorp, Inc.	25,163	2,207	1,436	490	20,944
Safeway, Inc.	702,025	-	153,871	5,432	-
Saga Communications, Inc. Class A	13,754	-	-	-	-
ScanSource, Inc.	72,543	3,555	-	-	69,020
ScS Upholstery PLC	21,314	-	-	919	10,945
SED International Holdings, Inc.	408	-	-	-	720
Seksun Corp. Ltd.	6,408	-	-	316	13,348
Shaw Group, Inc.	129,105	-	-	-	332,090
Shinsegae Engineering & Construction Co. Ltd.	12,227	371	-	282	14,768
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ShoLodge, Inc.	$ 2,753	$ -	$ -	$ -	$ 1,502
SigmaTel, Inc.	16,480	-	-	-	10,919
Sigmatron International, Inc.	3,198	7	-	-	3,987
Simpson Manufacturing Co. Ltd.	120,911	14,050	-	1,732	162,747
Sino-Forest Corp.	45,119	-	6,004	-	132,690
Sino-Forest Corp. (144A)	22,163	-	-	-	69,504
Sonic Corp.	177,120	3,096	91,895	-	106,399
Southern Energy Homes, Inc.	9,633	-	11,901	-	-
SpectraLink Corp.	12,326	87	15,236	-	-
Spectrum Control, Inc.	12,774	-	3,657	-	15,667
Spherion Corp.	21,944	-	25,390	-	-
Sportscene Group, Inc. Class A	5,299	-	-	187	5,621
Stanley Furniture Co., Inc.	29,432	-	-	468	21,723
Stantec, Inc.	64,080	-	-	-	121,440
Steiner Leisure Ltd.	67,101	-	-	-	69,890
Sterling Bancorp, New York	26,548	-	23,559	574	-
Stoneridge, Inc.	21,418	-	11,147	-	-
Strattec Security Corp.	20,025	-	-	-	25,500
Summa Industries, Inc.	4,331	-	6,563	26	-
Sunjin Co. Ltd.	8,442	-	-	148	10,853
Superior Essex, Inc.	55,619	-	5,958	-	57,504
SYNNEX Corp.	47,334	14,854	39	-	61,606
Tap Oil NL	13,771	-	2,837	-	-
TB Wood's Corp.	1,991	471	5,830	59	-
Technology Solutions Co.	1,731	-	1,526	-	-
Teekay Corp.	178,284	-	2,916	3,931	229,887
Tejon Ranch Co.	40,006	-	-	-	38,889
The Allied Defense Group, Inc.	1,101	4,391	64	-	2,174
The BISYS Group, Inc.	93,206	-	43,212	-	-
The PMI Group, Inc.	378,956	-	-	1,874	304,075
Theragenics Corp.	9,254	-	89	-	11,653
Timberland Co. Class A	75,378	44,973	-	-	-
Tokyo Kisen Co. Ltd.	3,526	-	-	87	3,923
Total Energy Services Trust	40,117	-	1,947	2,490	21,773
Tower Automotive, Inc.	344	-	289	-	-
Trifast PLC	7,239	-	-	346	11,971
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
TT electronics PLC	$ 33,686	$ -	$ 14,111	$ 1,643	$ -
TTI Team Telecom International Ltd.	4,092	-	3,846	-	-
Universal Security Instruments, Inc.	-	4,973	-	-	6,468
Unum Group	308,370	4,331	44,532	5,618	451,988
Unum Group unit	20,832	-	-	1,392	-
Up, Inc.	4,548	233	-	83	4,406
URS Corp.	118,800	-	92,332	-	-
USEC, Inc.	90,748	-	1,893	-	142,715
USG Corp.	305,976	-	63,784	-	217,388
Utah Medical Products, Inc.	14,171	-	-	402	14,317
W Holding Co., Inc.	53,309	1,652	-	1,767	22,990
W&T Offshore, Inc.	208,788	23,937	3,600	819	159,256
Washington Savings Bank Fsb	3,720	-	-	55	3,512
Western Metals Corp.	257	-	298	-	-
Westwood One, Inc.	29,772	4,593	-	649	26,583
Wheeling Pittsburgh Corp.	18,648	-	4,017	-	-
Winland Electronics, Inc.	1,261	-	-	-	1,143
Wireless Telecom Group, Inc.	3,831	272	-	-	4,655
Wolverine Tube, Inc.	6,569	-	300	-	2,297
XETA Technologies, Inc.	2,457	-	1,757	-	-
Xyratex Ltd.	34,744	17,527	-	-	53,521
Yankee Candle Co., Inc.	110,367	-	157,273	568	-
Young Innovations, Inc.	29,202	948	-	137	25,892
Total	$ 16,317,098	$ 1,186,018	$ 2,952,837	$ 435,868	$ 14,975,878
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	67.9%
United Kingdom	4.7%
Canada	4.6%
Brazil	3.8%
Netherlands	2.6%
Ireland	2.5%
Korea (South)	2.3%
Bermuda	1.8%
Taiwan	1.7%
Norway	1.5%
Others (individually less than 1%)	6.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $1,012,516 and repurchase agreements of $4,123) - See accompanying schedule: Unaffiliated issuers (cost $10,514,738)	$ 19,649,254
Fidelity Central Funds (cost $5,453,282)	5,453,282
Other affiliated issuers (cost $9,690,830)	14,975,878
Total Investments (cost $25,658,850)		$ 40,078,414
Foreign currency held at value (cost $621)		619
Receivable for investments sold		82,314
Receivable for fund shares sold		19,702
Dividends receivable		17,014
Distributions receivable from Fidelity Central Funds		20,420
Prepaid expenses		67
Other receivables		608
Total assets		40,219,158

Liabilities
Payable for investments purchased	$ 117,799
Payable for fund shares redeemed	39,157
Accrued management fee	27,111
Other affiliated payables	5,923
Other payables and accrued expenses	1,155
Collateral on securities loaned, at value	1,059,557
Total liabilities		1,250,702

Net Assets		$ 38,968,456
Net Assets consist of:
Paid in capital		$ 22,688,618
Undistributed net investment income		415,741
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,444,535
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,419,562
Net Assets, for 858,731 shares outstanding		$ 38,968,456
Net Asset Value, offering price and redemption price per share ($38,968,456 ÷ 858,731 shares)		$ 45.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2007

Investment Income
Dividends (including $188,679 earned from other affiliated issuers)		$ 451,772
Special dividends (earned from other affiliated issuers)		247,189
Interest		584
Income from Fidelity Central Funds		209,389
Total income		908,934

Expenses
Management fee Basic fee	$ 239,006
Performance adjustment	66,083
Transfer agent fees	66,661
Accounting and security lending fees	2,291
Custodian fees and expenses	3,316
Independent trustees' compensation	127
Appreciation in deferred trustee compensation account	2
Registration fees	62
Audit	281
Legal	576
Miscellaneous	463
Total expenses before reductions	378,868
Expense reductions	(2,670)	376,198
Net investment income (loss)		532,736
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,109,982
Other affiliated issuers	672,605
Foreign currency transactions	701
Total net realized gain (loss)		1,783,288
Change in net unrealized appreciation (depreciation) on: Investment securities	4,067,958
Assets and liabilities in foreign currencies	(19)
Total change in net unrealized appreciation (depreciation)		4,067,939
Net gain (loss)		5,851,227
Net increase (decrease) in net assets resulting from operations		$ 6,383,963

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 532,736	$ 269,670
Net realized gain (loss)	1,783,288	4,120,789
Change in net unrealized appreciation (depreciation)	4,067,939	(2,097,024)
Net increase (decrease) in net assets resulting from operations	6,383,963	2,293,435
Distributions to shareholders from net investment income	(284,254)	(227,631)
Distributions to shareholders from net realized gain	(3,181,594)	(2,293,587)
Total distributions	(3,465,848)	(2,521,218)
Share transactions Proceeds from sales of shares	3,206,586	3,560,467
Reinvestment of distributions	3,372,442	2,453,133
Cost of shares redeemed	(6,348,455)	(7,534,358)
Net increase (decrease) in net assets resulting from share transactions	230,573	(1,520,758)
Redemption fees	1,392	1,621
Total increase (decrease) in net assets	3,150,080	(1,746,920)

Net Assets
Beginning of period	35,818,376	37,565,296
End of period (including undistributed net investment income of $415,741 and undistributed net investment income of $172,522, respectively)	$ 38,968,456	$ 35,818,376
Other Information Shares
Sold	72,873	83,835
Issued in reinvestment of distributions	84,905	59,319
Redeemed	(143,793)	(178,587)
Net increase (decrease)	13,985	(35,433)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 42.40	$ 42.68	$ 36.18	$ 30.08	$ 26.70
Income from Investment Operations
Net investment income (loss) B	.60 E	.31	.22	.05	.01
Net realized and unrealized gain (loss)	6.49	2.29	8.49	6.50	3.93
Total from investment operations	7.09	2.60	8.71	6.55	3.94
Distributions from net investment income	(.33)	(.26)	(.12)	(.02)	(.03)
Distributions from net realized gain	(3.78)	(2.62)	(2.09)	(.44)	(.54)
Total distributions	(4.11)	(2.88)	(2.21)	(.46)	(.57)
Redemption fees added to paid in capital B	-G	-G	-G	.01	.01
Net asset value, end of period	$ 45.38	$ 42.40	$ 42.68	$ 36.18	$ 30.08
Total Return A	18.22%	6.38%	25.32%	21.90%	15.14%
Ratios to Average Net Assets C, F
Expenses before reductions	.97%	.88%	.95%	.98%	1.03%
Expenses net of fee waivers, if any	.97%	.88%	.95%	.98%	1.03%
Expenses net of all reductions	.96%	.87%	.94%	.97%	1.01%
Net investment income (loss)	1.36% E	.72%	.57%	.15%	.05%
Supplemental Data
Net assets, end of period (in millions)	$ 38,968	$ 35,818	$ 37,565	$ 30,392	$ 19,599
Portfolio turnover rate D	11%	26%	24%	28%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.28 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,098,416
Unrealized depreciation	(1,720,050)
Net unrealized appreciation (depreciation)	14,378,366
Undistributed ordinary income	657,522
Undistributed long-term capital gain	1,143,186

Cost for federal income tax purposes	$ 25,700,048

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 384,622	$ 420,476
Long-term Capital Gains	3,081,226	2,100,742
Total	$ 3,465,848	$ 2,521,218

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,887,265 and $7,109,689, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $51 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $71 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of

Annual Report

8. Security Lending - continued

certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $12,570.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $206 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $168 and $1,716, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Low-Priced Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Low-Priced Stock. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Low-Priced Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Joel Tillinghast (49)

Year of Election or Appointment: 1992

Vice President of Low-Priced Stock. Prior to assuming his current responsibilities, Mr. Tillinghast worked as a portfolio manager. Mr. Tillinghast also serves as Senior Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Low-Priced Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Low-Priced Stock. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Low-Priced Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Low-Priced Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Low-Priced Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Low-Priced Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Low-Priced Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-
2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Low-Priced Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Low-Priced Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Low-Priced Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $1.680 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.470 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $1,447,908,000, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 36% and 65% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 77% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 5% means that 95% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

LPS-UANN-0907
1.789249.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity

Value Discovery

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of fund A
Fidelity Value Discovery Fund	18.59%	18.29%

A From December 10, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Value Discovery Fund on December 10, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Scott Offen, Portfolio Manager of Fidelity Value Discovery Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the 12 months that ended July 31, 2007, Fidelity Value Discovery Fund returned 18.59%, solidly outperforming the 12.97% return for the Russell 3000 Value Index. The main contributors to the fund's outperformance of the index were favorable stock selection in and an underweighting of the financials sector, as well as successful security selection in and an overweighting of technology and industrials. My choices within consumer staples also provided a lift. Detractors included less-than-optimal stock picking in health care and materials, as well as an underweighting of the latter group. The fund's modest cash position also held back returns during an up market. Top contributors included energy services company National Oilwell Varco, French video game manufacturer Ubisoft Entertainment, offshore oil driller Transocean, ON Semiconductor, engineering and construction firm Shaw Group and credit card company Mastercard. Underweighting or not owning index components that fared well - General Electric and energy stocks Exxon Mobil, ConocoPhillips and Chevron - detracted from fund performance, as did untimely ownership of oil-field services company Smith International. Some of the stocks mentioned here were not part of the index and/or were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Actual	$ 1,000.00	$ 1,062.90	$ 4.40
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.53	$ 4.31

* Expenses are equal to the Fund's annualized expense ratio of .86%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
National Oilwell Varco, Inc.	2.8	2.0
AT&T, Inc.	2.7	3.0
Citigroup, Inc.	2.4	0.0
Valero Energy Corp.	2.4	0.4
JPMorgan Chase & Co.	2.4	2.9
Diamond Offshore Drilling, Inc.	1.7	0.0
Bank of America Corp.	1.5	2.0
Verizon Communications, Inc.	1.5	0.7
Merck & Co., Inc.	1.4	1.3
American International Group, Inc.	1.3	1.7
	20.1
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	23.9
Information Technology	19.9	19.5
Energy	14.3	9.4
Industrials	11.8	11.1
Consumer Discretionary	8.2	10.9
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 98.2%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	15.6%	** Foreign investments	14.5%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Automobiles - 0.2%
Winnebago Industries, Inc.	106,432	$ 2,871,535
Diversified Consumer Services - 0.7%
Service Corp. International	478,000	5,793,360
Stewart Enterprises, Inc. Class A	310,400	2,175,904
		7,969,264
Hotels, Restaurants & Leisure - 2.1%
Accor SA	32,300	2,797,715
Aristocrat Leisure Ltd. (d)	307,700	3,579,119
Chipotle Mexican Grill, Inc. Class B (a)	1	81
IHOP Corp.	73,300	4,781,359
Jollibee Food Corp.	637,800	688,374
McDonald's Corp.	183,933	8,804,873
Minor International PCL (For. Reg.)	1,688,900	794,600
WMS Industries, Inc. (a)	131,947	3,442,497
		24,888,618
Household Durables - 1.5%
Bassett Furniture Industries, Inc.	111,261	1,454,181
Black & Decker Corp.	37,000	3,203,090
La-Z-Boy, Inc.	163,600	1,637,636
The Stanley Works	58,100	3,214,673
Urbi, Desarrollos Urbanos, SA de CV (a)	334,800	1,415,107
Whirlpool Corp.	75,600	7,719,516
		18,644,203
Internet & Catalog Retail - 0.1%
FTD Group, Inc.	45,100	744,601
Submarino SA	20,500	863,977
		1,608,578
Leisure Equipment & Products - 0.8%
Brunswick Corp.	95,200	2,661,792
Eastman Kodak Co. (d)	148,000	3,737,000
MarineMax, Inc. (a)	25,400	474,980
Polaris Industries, Inc.	45,900	2,265,624
		9,139,396
Media - 1.1%
Getty Images, Inc. (a)	66,300	2,978,859
Grupo Televisa SA de CV (CPO) sponsored ADR	31,100	785,275
News Corp.:
Class A	119,152	2,516,490
Class B	12,500	283,250
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
R.H. Donnelley Corp.	65,900	$ 4,120,727
Viacom, Inc. Class B (non-vtg.) (a)	57,500	2,202,250
		12,886,851
Multiline Retail - 0.7%
JCPenney Co., Inc.	48,500	3,299,940
Retail Ventures, Inc. (a)	54,733	712,624
Sears Holdings Corp. (a)	21,500	2,940,985
Tuesday Morning Corp. (d)	135,282	1,577,388
		8,530,937
Specialty Retail - 0.4%
AutoZone, Inc. (a)	8,900	1,128,609
Lululemon Athletica, Inc.	2,900	93,206
Payless ShoeSource, Inc. (a)	114,400	3,045,328
Truworths International Ltd.	120,400	615,041
		4,882,184
Textiles, Apparel & Luxury Goods - 0.6%
G-III Apparel Group Ltd. (a)	114,800	1,851,724
Liz Claiborne, Inc.	98,536	3,462,555
VF Corp.	30,300	2,599,437
		7,913,716
TOTAL CONSUMER DISCRETIONARY		99,335,282
CONSUMER STAPLES - 5.5%
Beverages - 0.3%
Anadolu Efes Biracilk Ve Malt Sanyii AS	18,000	728,802
Remy Cointreau SA	33,400	2,446,019
		3,174,821
Food & Staples Retailing - 0.3%
Rite Aid Corp. (a)	522,700	2,880,077
Wal-Mart de Mexico SA de CV Series V	295,882	1,075,763
		3,955,840
Food Products - 2.3%
BioMar Holding AS	65,200	3,579,025
Bunge Ltd.	41,200	3,733,132
Cermaq ASA	189,600	3,529,303
Chaoda Modern Agriculture (Holdings) Ltd.	1,944,000	1,446,735
Chiquita Brands International, Inc. (d)	341,800	6,002,008
Marine Harvest ASA (a)	2,997,000	3,789,440
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Ralcorp Holdings, Inc. (a)	30,500	$ 1,584,780
Tyson Foods, Inc. Class A	209,400	4,460,220
		28,124,643
Household Products - 0.8%
Procter & Gamble Co.	165,300	10,225,458
Personal Products - 0.8%
Avon Products, Inc.	194,900	7,018,349
Prestige Brands Holdings, Inc. (a)	181,200	2,266,812
		9,285,161
Tobacco - 1.0%
Altria Group, Inc.	132,500	8,807,275
Japan Tobacco, Inc.	656	3,333,873
		12,141,148
TOTAL CONSUMER STAPLES		66,907,071
ENERGY - 14.3%
Energy Equipment & Services - 7.0%
Diamond Offshore Drilling, Inc.	206,400	21,296,352
GlobalSantaFe Corp.	153,200	10,985,972
National Oilwell Varco, Inc. (a)	280,447	33,684,491
Oceaneering International, Inc. (a)	142,920	8,026,387
Transocean, Inc. (a)	105,300	11,314,485
		85,307,687
Oil, Gas & Consumable Fuels - 7.3%
Cabot Oil & Gas Corp.	337,200	11,532,240
Canadian Natural Resources Ltd.	136,400	9,361,436
CONSOL Energy, Inc.	145,600	6,064,240
Copano Energy LLC	28,400	1,190,812
Enterprise Products Partners LP	78,000	2,425,800
Noble Energy, Inc.	89,300	5,459,802
Peabody Energy Corp.	127,600	5,392,376
Plains Exploration & Production Co. (a)	256,900	11,100,649
Range Resources Corp.	176,000	6,536,640
Valero Energy Corp.	429,700	28,794,197
		87,858,192
TOTAL ENERGY		173,165,879
Common Stocks - continued
	Shares	Value
FINANCIALS - 21.2%
Capital Markets - 1.7%
Ares Capital Corp.	178,100	$ 2,776,579
Bank New York Mellon Corp.	91,887	3,909,792
Bear Stearns Companies, Inc.	29,300	3,551,746
Franklin Resources, Inc.	23,300	2,967,721
Janus Capital Group, Inc.	129,500	3,892,770
T. Rowe Price Group, Inc.	58,900	3,070,457
		20,169,065
Commercial Banks - 2.6%
Cathay General Bancorp	85,243	2,609,288
Commerce Bancorp, Inc.	102,000	3,411,900
East West Bancorp, Inc.	139,000	5,095,740
PNC Financial Services Group, Inc.	65,600	4,372,240
UCBH Holdings, Inc.	176,892	2,908,104
Wachovia Corp.	122,653	5,790,448
Wells Fargo & Co.	203,000	6,855,310
		31,043,030
Consumer Finance - 0.2%
Advance America Cash Advance Centers, Inc.	136,500	2,002,455
Discover Financial Services (a)	32,050	738,753
		2,741,208
Diversified Financial Services - 6.3%
Bank of America Corp.	388,900	18,441,638
Citigroup, Inc.	636,500	29,641,805
JPMorgan Chase & Co.	650,600	28,632,906
		76,716,349
Insurance - 8.2%
AFLAC, Inc.	98,100	5,112,972
American Equity Investment Life Holding Co.	148,634	1,686,996
American International Group, Inc.	252,900	16,231,122
Aspen Insurance Holdings Ltd.	489,366	11,964,999
Assurant, Inc.	43,000	2,180,960
Axis Capital Holdings Ltd.	154,805	5,704,564
Endurance Specialty Holdings Ltd.	353,112	13,206,389
Everest Re Group Ltd.	56,600	5,560,950
Hartford Financial Services Group, Inc.	50,500	4,639,435
MetLife, Inc.	65,600	3,950,432
National Financial Partners Corp.	80,400	3,727,344
Platinum Underwriters Holdings Ltd.	404,034	13,413,929
Principal Financial Group, Inc.	73,400	4,139,026
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Prudential Financial, Inc.	65,000	$ 5,760,950
Universal American Financial Corp. (a)	141,800	2,823,238
		100,103,306
Real Estate Investment Trusts - 0.3%
Home Properties, Inc.	71,200	3,296,560
Real Estate Management & Development - 0.3%
Mitsubishi Estate Co. Ltd.	134,000	3,408,943
Thrifts & Mortgage Finance - 1.6%
Fannie Mae	184,800	11,058,432
Hudson City Bancorp, Inc.	316,300	3,865,186
New York Community Bancorp, Inc. (d)	306,900	4,980,987
		19,904,605
TOTAL FINANCIALS		257,383,066
HEALTH CARE - 5.0%
Biotechnology - 0.1%
Amgen, Inc. (a)	33,900	1,821,786
Health Care Equipment & Supplies - 1.9%
American Medical Systems Holdings, Inc. (a)(d)	101,707	1,859,204
Becton, Dickinson & Co.	103,800	7,926,168
C.R. Bard, Inc.	93,300	7,321,251
Covidien Ltd. (a)	52,775	2,161,136
Varian Medical Systems, Inc. (a)	78,926	3,220,181
		22,487,940
Health Care Providers & Services - 0.8%
Acibadem Saglik Hizmetleri AS	142,875	1,001,226
Amedisys, Inc. (a)	102,193	3,868,005
Bumrungrad Hospital PCL (For. Reg.)	491,500	694,456
DaVita, Inc. (a)	72,400	3,832,856
Henry Schein, Inc. (a)	1,300	70,642
		9,467,185
Health Care Technology - 0.3%
Cerner Corp. (a)	66,300	3,505,281
Pharmaceuticals - 1.9%
Merck & Co., Inc.	332,400	16,503,660
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
MGI Pharma, Inc. (a)	153,300	$ 3,837,099
Wyeth	60,200	2,920,904
		23,261,663
TOTAL HEALTH CARE		60,543,855
INDUSTRIALS - 11.8%
Aerospace & Defense - 2.7%
General Dynamics Corp.	79,600	6,253,376
Honeywell International, Inc.	153,800	8,845,038
Lockheed Martin Corp.	38,500	3,791,480
Precision Castparts Corp.	32,924	4,512,563
United Technologies Corp.	124,600	9,092,062
		32,494,519
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	51,800	3,922,296
Airlines - 0.3%
Delta Air Lines, Inc. (a)	59,100	1,053,162
UAL Corp. (a)	26,700	1,178,538
US Airways Group, Inc. (a)	36,200	1,122,562
		3,354,262
Commercial Services & Supplies - 0.6%
Allied Waste Industries, Inc. (a)	186,800	2,404,116
Equifax, Inc.	29,500	1,193,570
The Brink's Co.	19,400	1,186,310
Waste Management, Inc.	66,500	2,528,995
		7,312,991
Construction & Engineering - 2.1%
Fluor Corp.	131,285	15,164,730
Shaw Group, Inc. (a)	186,768	9,939,793
		25,104,523
Electrical Equipment - 0.2%
Cooper Industries Ltd. Class A	42,000	2,222,640
Industrial Conglomerates - 1.6%
General Electric Co.	373,800	14,488,488
Siemens AG sponsored ADR	41,000	5,191,830
		19,680,318
Machinery - 2.7%
Eaton Corp.	25,000	2,429,500
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Flowserve Corp.	78,930	$ 5,704,271
Illinois Tool Works, Inc.	65,800	3,622,290
Oshkosh Truck Co.	56,000	3,206,000
Pentair, Inc.	98,551	3,567,546
SPX Corp.	149,320	14,016,668
		32,546,275
Road & Rail - 1.0%
Knight Transportation, Inc.	144,600	2,550,744
Landstar System, Inc.	54,400	2,473,024
P.A.M. Transportation Services, Inc. (a)	68,337	1,269,701
Union Pacific Corp.	49,700	5,921,258
		12,214,727
Trading Companies & Distributors - 0.3%
Rush Enterprises, Inc. Class A (a)	139,316	3,893,882
TOTAL INDUSTRIALS		142,746,433
INFORMATION TECHNOLOGY - 19.9%
Communications Equipment - 1.9%
Alcatel-Lucent SA sponsored ADR	170,700	1,980,120
Avocent Corp. (a)	138,442	3,786,389
Comverse Technology, Inc. (a)	120,100	2,314,327
Juniper Networks, Inc. (a)	141,700	4,245,332
Motorola, Inc.	238,600	4,053,814
Nokia Corp. sponsored ADR	217,300	6,223,472
		22,603,454
Computers & Peripherals - 3.8%
Dell, Inc. (a)	146,900	4,108,793
Diebold, Inc.	120,400	6,100,668
Hewlett-Packard Co.	158,100	7,277,343
Intermec, Inc. (a)(d)	207,900	5,328,477
International Business Machines Corp.	87,800	9,715,070
NCR Corp. (a)	111,100	5,801,642
SanDisk Corp. (a)	115,300	6,183,539
Sun Microsystems, Inc. (a)	196,500	1,002,150
		45,517,682
Electronic Equipment & Instruments - 2.9%
Agilent Technologies, Inc. (a)	99,400	3,792,110
Amphenol Corp. Class A	344,857	11,814,801
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Arrow Electronics, Inc. (a)	142,131	$ 5,432,247
Avnet, Inc. (a)	137,899	5,223,614
Flextronics International Ltd. (a)	370,100	4,134,017
Ingram Micro, Inc. Class A (a)	119,600	2,397,980
Tyco Electronics Ltd. (a)	52,775	1,890,401
		34,685,170
Internet Software & Services - 0.9%
Google, Inc. Class A (sub. vtg.) (a)	10,800	5,508,000
VeriSign, Inc. (a)	169,800	5,041,362
		10,549,362
IT Services - 0.5%
Mastercard, Inc. Class A	41,200	6,624,960
Semiconductors & Semiconductor Equipment - 7.4%
Advanced Micro Devices, Inc. (a)(d)	247,694	3,353,777
Advantest Corp. ADR	57,100	2,220,048
Applied Materials, Inc.	260,700	5,745,828
ASML Holding NV (NY Shares) (a)	193,100	5,708,036
Axcelis Technologies, Inc. (a)	301,200	1,671,660
Broadcom Corp. Class A (a)	101,900	3,343,339
Cirrus Logic, Inc. (a)	225,100	1,638,728
Cypress Semiconductor Corp. (a)	108,900	2,729,034
Diodes, Inc. (a)	145,987	3,878,875
Fairchild Semiconductor International, Inc. (a)	175,600	3,204,700
FormFactor, Inc. (a)	100,900	3,873,551
Hittite Microwave Corp. (a)	141,441	5,688,757
Integrated Device Technology, Inc. (a)	355,900	5,790,493
Intel Corp.	209,600	4,950,752
Intersil Corp. Class A	104,300	3,050,775
Lam Research Corp. (a)	65,800	3,805,872
Marvell Technology Group Ltd. (a)	136,263	2,452,734
Maxim Integrated Products, Inc.	116,700	3,699,390
Microchip Technology, Inc.	62,900	2,283,899
Nec Electronics Corp. (a)	94,900	2,714,139
ON Semiconductor Corp. (a)	700,687	8,282,120
RF Micro Devices, Inc. (a)	202,200	1,403,268
Saifun Semiconductors Ltd. (a)	198,500	2,370,090
Tower Semicondutor Ltd. (a)	1,678,000	2,718,360
Volterra Semiconductor Corp. (a)(d)	313,837	3,605,987
		90,184,212
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 2.5%
Business Objects SA sponsored ADR (a)	122,245	$ 5,501,025
Cadence Design Systems, Inc. (a)	156,800	3,355,520
Microsoft Corp.	179,200	5,195,008
Nintendo Co. Ltd.	10,800	5,292,000
Symantec Corp. (a)	172,100	3,304,320
Ubisoft Entertainment SA (a)	122,296	8,024,132
		30,672,005
TOTAL INFORMATION TECHNOLOGY		240,836,845
MATERIALS - 2.9%
Chemicals - 1.2%
Agrium, Inc.	86,600	3,641,146
Arkema (a)	36,700	2,397,931
Celanese Corp. Class A	88,340	3,312,750
Monsanto Co.	79,300	5,110,885
		14,462,712
Metals & Mining - 1.5%
Alcoa, Inc.	148,400	5,668,880
Titanium Metals Corp. (a)(d)	365,600	12,218,352
		17,887,232
Paper & Forest Products - 0.2%
Neenah Paper, Inc.	64,299	2,490,300
TOTAL MATERIALS		34,840,244
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 4.2%
AT&T, Inc.	848,205	33,215,708
Verizon Communications, Inc.	421,400	17,960,068
		51,175,776
Wireless Telecommunication Services - 1.3%
America Movil SAB de CV Series L sponsored ADR	51,700	3,095,796
Bharti Airtel Ltd. (a)	56,184	1,265,370
Cellcom Israel Ltd.	32,300	801,363
MTN Group Ltd.	147,200	2,085,076
NII Holdings, Inc. (a)	15,000	1,260,300
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Partner Communications Co. Ltd. ADR (d)	46,000	$ 755,320
Sprint Nextel Corp.	279,300	5,734,029
		14,997,254
TOTAL TELECOMMUNICATION SERVICES		66,173,030
UTILITIES - 3.9%
Electric Utilities - 1.5%
Entergy Corp.	55,200	5,517,792
PPL Corp.	258,389	12,180,457
		17,698,249
Independent Power Producers & Energy Traders - 1.7%
AES Corp. (a)	488,833	9,605,568
Constellation Energy Group, Inc.	136,680	11,453,784
		21,059,352
Multi-Utilities - 0.7%
CMS Energy Corp.	362,967	5,865,547
Public Service Enterprise Group, Inc.	33,500	2,886,025
		8,751,572
TOTAL UTILITIES		47,509,173
TOTAL COMMON STOCKS (Cost $1,053,510,743)		1,189,440,878
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 5.38% (b)	21,679,179	$ 21,679,179
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	29,594,810	29,594,810
TOTAL MONEY MARKET FUNDS (Cost $51,273,989)		51,273,989
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,104,784,732)		1,240,714,867
NET OTHER ASSETS - (2.4)%		(28,763,991)
NET ASSETS - 100%		$ 1,211,950,876
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,070,252
Fidelity Securities Lending Cash Central Fund	144,867
Total	$ 1,215,119
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.4%
Bermuda	5.3%
France	1.9%
Japan	1.4%
Canada	1.1%
Others (individually less than 1%)	5.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $28,788,797) - See accompanying schedule: Unaffiliated issuers (cost $1,053,510,743)	$ 1,189,440,878
Fidelity Central Funds (cost $51,273,989)	51,273,989
Total Investments (cost $1,104,784,732)		$ 1,240,714,867
Cash		359,768
Receivable for fund shares sold		3,286,680
Dividends receivable		830,924
Distributions receivable from Fidelity Central Funds		126,362
Prepaid expenses		1,245
Other receivables		4,374
Total assets		1,245,324,220

Liabilities
Payable for investments purchased	$ 1,580,708
Payable for fund shares redeemed	1,248,301
Accrued management fee	663,724
Other affiliated payables	230,710
Other payables and accrued expenses	55,091
Collateral on securities loaned, at value	29,594,810
Total liabilities		33,373,344

Net Assets		$ 1,211,950,876
Net Assets consist of:
Paid in capital		$ 1,024,041,056
Undistributed net investment income		4,015,160
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		47,975,687
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		135,918,973
Net Assets, for 64,004,380 shares outstanding		$ 1,211,950,876
Net Asset Value, offering price and redemption price per share ($1,211,950,876 ÷ 64,004,380 shares)		$ 18.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 15,599,512
Interest		16,416
Income from Fidelity Central Funds		1,215,119
Total income		16,831,047

Expenses
Management fee Basic fee	$ 5,897,694
Performance adjustment	536,160
Transfer agent fees	2,153,148
Accounting and security lending fees	343,295
Custodian fees and expenses	48,918
Independent trustees' compensation	3,219
Registration fees	102,759
Audit	49,149
Legal	12,315
Interest	4,466
Miscellaneous	6,486
Total expenses before reductions	9,157,609
Expense reductions	(35,397)	9,122,212
Net investment income (loss)		7,708,835
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,116,893
Foreign currency transactions	(44,678)
Total net realized gain (loss)		54,072,215
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $11,571)	105,192,846
Assets and liabilities in foreign currencies	(11,161)
Total change in net unrealized appreciation (depreciation)		105,181,685
Net gain (loss)		159,253,900
Net increase (decrease) in net assets resulting from operations		$ 166,962,735

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,708,835	$ 2,213,069
Net realized gain (loss)	54,072,215	22,387,553
Change in net unrealized appreciation (depreciation)	105,181,685	8,308,158
Net increase (decrease) in net assets resulting from operations	166,962,735	32,908,780
Distributions to shareholders from net investment income	(5,382,705)	(466,321)
Distributions to shareholders from net realized gain	(22,775,843)	(7,156,723)
Total distributions	(28,158,548)	(7,623,044)
Share transactions Proceeds from sales of shares	774,015,376	664,109,385
Reinvestment of distributions	26,936,893	7,164,849
Cost of shares redeemed	(458,696,479)	(131,547,003)
Net increase (decrease) in net assets resulting from share transactions	342,255,790	539,727,231
Total increase (decrease) in net assets	481,059,977	565,012,967

Net Assets
Beginning of period	730,890,899	165,877,932
End of period (including undistributed net investment income of $4,015,160 and undistributed net investment income of $1,891,709, respectively)	$ 1,211,950,876	$ 730,890,899
Other Information Shares
Sold	43,583,452	40,974,810
Issued in reinvestment of distributions	1,646,673	467,901
Redeemed	(25,439,273)	(8,111,228)
Net increase (decrease)	19,790,852	33,331,483

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2007	2006	2005	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.53	$ 15.24	$ 12.64	$ 11.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.09	.04	(.03)	(.01)
Net realized and unrealized gain (loss)	2.85	1.77	3.12	1.87	1.10
Total from investment operations	2.98	1.86	3.16	1.84	1.09
Distributions from net investment income	(.10)	(.03)	(.02)	-	-
Distributions from net realized gain	(.47)	(.54)	(.54)	(.29)	-
Total distributions	(.57)	(.57)	(.56)	(.29)	-
Net asset value, end of period	$ 18.94	$ 16.53	$ 15.24	$ 12.64	$ 11.09
Total Return B, C	18.59%	12.54%	26.12%	16.81%	10.90%
Ratios to Average Net Assets E, H
Expenses before reductions	.87%	.94%	.96%	1.13%	1.63% A
Expenses net of fee waivers, if any	.87%	.94%	.96%	1.13%	1.50% A
Expenses net of all reductions	.87%	.91%	.91%	1.08%	1.44% A
Net investment income (loss)	.74%	.57%	.30%	(.21)%	(.14)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,211,951	$ 730,891	$ 165,878	$ 58,981	$ 34,974
Portfolio turnover rate F	146%	202%	113%	164%	158% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 10, 2002 (commencement of operations) to July 31, 2003.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 163,250,892
Unrealized depreciation	(31,030,640)
Net unrealized appreciation (depreciation)	132,220,252
Undistributed ordinary income	29,549,215
Undistributed long-term capital gain	22,589,547

Cost for federal income tax purposes	$ 1,108,494,615

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 12,166,999	$ 3,873,892
Long-term Capital Gains	15,991,549	3,749,152
Total	$ 28,158,548	$ 7,623,044

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,823,576,221 and $1,500,228,643, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,494 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,954,167	5.41%	$ 4,466

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,756 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of

Annual Report

8. Security Lending - continued

Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $144,867.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,590 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense by $8,028.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 10, 2002 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from December 10, 2002 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Value Discovery. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Value Discovery. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Value Discovery. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Scott Offen (47)

Year of Election or Appointment: 2003

Vice President of Value Discovery. Mr. Offen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Offen worked as an analyst and portfolio manager. Mr. Offen also serves as Vice President of FMR and FMR Co., Inc. (2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2002

Secretary of Value Discovery. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Value Discovery. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Value Discovery. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Value Discovery. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Value Discovery. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Value Discovery. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Value Discovery. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Value Discovery. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Value Discovery. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Value Discovery. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity Value Discovery Fund voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $.75 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.06 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $22,725,052, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 38%, and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 43%, and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the third quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one-year period, although the fund's three-year cumulative total return compared favorably to its benchmark.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis
Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FVD-UANN-0907
1.789714.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, July 31, 2007, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Low-Priced Stock Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Low-Priced Stock Fund	$204,000	$206,000
All funds in the Fidelity Group of Funds audited by PwC	$13,800,000	$12,800,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Value Discovery Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Value Discovery Fund	$36,000	$30,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,100,000	$5,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Low-Priced Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Value Discovery Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Low-Priced Stock Fund	$2,900	$2,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Value Discovery Fund	$4,200	$4,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Low-Priced Stock Fund	$26,100	$33,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Value Discovery Fund	$ 0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$225,000	$155,000
Deloitte Entities	$180,000	$255,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate fees billed by PwC of $1,355,000A and $1,195,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$255,000	$195,000
Non-Covered Services	$1,100,000	$1,000,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate fees billed by Deloitte Entities of $560,000A and $630,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$185,000	$260,000
Non-Covered Services	$375,000	$370,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	September 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	September 27, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	September 27, 2007